UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 33-17351

Name of Registrant: VANGUARD NEW JERSEY TAX-FREE FUNDS

Address of Registrant: P.O. BOX 2600, VALLEY FORGE, PA 19482

Name and address of agent for service: R. GREGORY BARTON
                                       P.O. BOX 876
                                       VALLEY FORGE, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  November 30

Date of reporting period:  December 1, 2002 - November 30, 2003

ITEM 1: Reports to Shareholders

VANGUARD(R) NEW JERSEY TAX-EXEMPT FUNDS

NOVEMBER 30, 2003

ANNUAL REPORT

VANGUARD(R)  NEW JERSEY TAX-EXEMPT  MONEY  MARKET FUND
VANGUARD(R)  NEW JERSEY LONG-TERM TAX-EXEMPT FUND

THE VANGUARD GROUP(R)

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

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CONTENTS

 1 letter from the chairman
 6 report from the advisor
 9 fund profiles
10 glossary of investment terms
11 performance summaries
13 about your fund's expenses
14 financial statements
36 advantages of vanguard.com

SUMMARY

- The Vanguard New Jersey Tax-Exempt Funds outperformed their peer-group averages in fiscal 2003.
- Interest rates in the taxable and municipal bond markets moved in different directions during the period.
- The Vanguard funds achieved superior results with the same emphasis on prudence, quality, and low costs that has contributed to their long-term success.
--------------------------------------------------------------------------------
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get fund reports online.

LETTER FROM THE CHAIRMAN

Dear Shareholder,

During the 12 months ended November 30, 2003, the Vanguard New Jersey Tax-Exempt Funds met their investment objectives while negotiating the volatile interest rate environment more successfully than their average peer mutual funds.

[PICTURES OF JOHN J. BRENNAN]

--------------------------------------------------------
2003 TOTAL RETURNS                     FISCAL YEAR ENDED
                                             NOVEMBER 30
--------------------------------------------------------
VANGUARD NEW JERSEY TAX-EXEMPT MONEY MARKET FUND*   0.9%
  (SEC 7-Day Annualized Yield: 0.88%)
Average New Jersey Tax-Exempt Money Market Fund**   0.5
--------------------------------------------------------
VANGUARD NEW JERSEY LONG-TERM TAX-EXEMPT FUND
  Investor Shares                                   6.8%
  Admiral Shares                                    6.9
Lehman 10 Year Municipal Bond Index                 6.9
Average New Jersey Municipal Debt Fund**            6.2
Lehman Municipal Bond Index                         6.7
--------------------------------------------------------
*An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.
**Derived from data provided by Lipper Inc.

The New Jersey Tax-Exempt Money Market Fund maintained its $1 share price (as is expected but not guaranteed) while generating a significantly higher return than its peer-group average, as illustrated in the adjacent table.

The New Jersey Long-Term Tax-Exempt Fund generated a relatively high level of income exempt from federal and New Jersey income tax. The fund's total returns (reinvested distributions plus capital change) bested the average return for its peer group. The Admiral Shares matched or outperformed two unmanaged indexes of the municipal bond market; the Investor Shares did nearly as well.

At the end of November 2003, the Tax-Exempt Money Market Fund's yield was 0.88%, down from 1.02% one year earlier. For New Jersey residents in the highest federal income tax bracket, the fund's current yield was equivalent to a fully taxable yield of 1.45% (accounting for state and federal taxes, but not for local taxes or exposure to the alternative minimum tax). The yield of the

--------------------------------------------------------------------------------
ADMIRAL(TM) SHARES

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
--------------------------------------------------------------------------------

Long-Term Tax-Exempt Fund's Investor Shares finished the year at 3.34%, down from 3.78% at the end of November 2002, for a taxable equivalent yield of 5.49%. For the fund's Admiral Shares, the ending yield was 3.40% (down from 3.88% a year earlier), with a taxable equivalent yield of 5.59%.

Details of the per-share components of your funds' total returns-- their starting and ending net asset values, plus distributions--appear on page 5.

TAXABLE BONDS AND MUNICIPALS WENT THEIR SEPARATE WAYS

During the past fiscal year, the yields of most U.S. Treasury securities rose, even as the yields of their tax-exempt municipal counterparts declined. (Money market securities were an exception to this interest rate pattern, however, since they are subject more to the Federal Reserve Board's monetary-policy actions than to market forces. The yields of the shortest-term municipal and U.S. Treasury securities declined during the period.) These disparate 12-month performances reflected a sea change in investors' risk tolerance, as well as market recognition of municipal bonds' exceptional value.

In November 2002, as the broad stock market rattled near bear-market lows and fear was the dominant mood, investors embarked on a "flight to quality," bidding up the prices of Treasuries. Over the next few months, successful combat operations in Iraq, as well as upbeat economic and corporate-profit reports, ignited a stock market rally, whetting an appetite for risk. In the bond market, corporate issues outperformed risk-free Treasuries for the full fiscal year, and in the stock market, volatile small-capitalization shares outperformed the broad U.S. stock market: The small-cap Russell 2000 Index climbed 36.3%, while the Wilshire 5000 Total Market Index returned 19.0%.

Although municipal securities are generally high-quality bonds, they benefited from the broader bond market's dynamics. When the fiscal year started, municipal securities were largely ignored, leaving them with tax-exempt yields that were very high relative to the yields of Treasuries. At the end of November 2002, a 10-year general-obligation municipal bond yielded 92% of what its Treasury counterpart offered, despite the muni's significant tax advantages. As investors were attracted to this disparity--bidding up munis and bidding down Treasuries--the ratio declined to 82% at the end of November 2003, still high but more typical of its historical level.

THE FUNDS' TRADITIONAL VIRTUES WERE IN EVIDENCE

Among intermediate- to long-term bonds--the focus of Vanguard New Jersey Long-Term Tax-Exempt Fund--yields declined steadily through the first half of the fiscal year, touching 12-month lows in late spring. During the second half, yields spiked in the summer, then drifted back below their year-end 2002 levels.

The approach of the funds' advisor--Vanguard Fixed Income Group--to the past year's market tumult was typically measured. The advisor made few changes to the composition of the Long-Term Tax-Exempt Fund's high-quality portfolio. As of November 30, 2003, 89% of the portfolio was invested in securities with the top credit rating, essentially the same weighting as a year earlier. Although the advisor anticipates higher interest rates in coming months, it left the portfolio's duration (a measure of interest rate sensitivity) about the same, judging the risk/reward balance to be attractive at that point in the yield curve. This positioning produced a 6.8% total return for the fund's Investor Shares--2.1 percentage points from capital growth and 4.7 from income. The Fixed Income Group's skilled management, combined with the fund's low operating costs, put the fund's results ahead of the peer group's average return of 6.2%. (The Long-Term Tax-Exempt Fund's Admiral Shares returned 6.9%.) For a comparison of the expense ratios of Vanguard's funds with their peer-group averages, please see the table on page 13.

--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED NOVEMBER 30, 2003
                                                 -------------------------------
                                                 ONE         THREE          FIVE
                                                YEAR         YEARS         YEARS
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                     5.2%          7.9%          6.5%
 (Broad taxable market)
Lehman Municipal Bond Index                     6.7           7.2           5.7
Citigroup 3-Month Treasury Bill Index           1.1           2.4           3.6
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                16.9%         -4.9%          0.2%
Russell 2000 Index (Small-caps)                36.3           8.5           8.0
Wilshire 5000 Index (Entire market)            19.0          -3.3           0.8
MSCI All Country World Index Free
  ex USA (International)                       27.1          -2.3           0.7
================================================================================
CPI
Consumer Price Index                            1.8%          2.0%          2.4%
--------------------------------------------------------------------------------


The advisor made few changes to the Tax-Exempt Money Market Fund, maintaining the fund's maturity in the middle of its prescribed range and, as always, keeping credit quality exceptionally high: About 70% of fund assets were invested in the highest-rated securities to be found in a pool of high-quality issues. For the full fiscal year, the fund returned 0.9%--0.4 percentage point more than the peer-group average-- again reflecting the powerful combination of skilled management and low operating costs.

SKILLED MANAGEMENT, LOW COSTS, AND HIGH QUALITY ARE AN IMPRESSIVE TRIO

The same characteristics that explained our funds' strong relative performances in fiscal 2003 have contributed to their excellent long-term returns. The table below shows the average annual returns of both funds over the past ten years, as well as the average returns of their peer groups. We also display the growth of hypothetical initial investments of $10,000 in the funds and their average peers.

As you can see, both funds outperformed their average peers, creating additional wealth for shareholders. For example, the Long-Term Tax-Exempt Fund's 1-percentage-point margin in average total return translated into an extra $1,669 in shareholder wealth on a $10,000 investment--a significant difference on a relatively modest initial outlay.

BONDS ARE VITAL IN ANY ENVIRONMENT

Today, municipal bond yields are lower than they were a year ago, which makes continued declines in interest rates--and increases in bond prices--less likely. A strengthening economy also suggests that rates are more likely to rise than to fall.

In a sense, though, none of this matters. The primary reasons to invest in bonds are the same in any interest rate environment: diversification and income. Bond funds are an essential component of a well-balanced portfolio, helping you to meet your financial goals while keeping risk in

--------------------------------------------------------------------------------
TOTAL RETURNS                                  TEN YEARS ENDED NOVEMBER 30, 2003
                       ---------------------------------------------------------
                                AVERAGE             FINAL VALUE OF A $10,000
                              ANNUAL RETURN             INITIAL INVESTMENT
                       -----------------------   -------------------------------
                                       AVERAGE               AVERAGE
NEW JERSEY             VANGUARD      COMPETING   VANGUARD  COMPETING    VANGUARD
 TAX-EXEMPT FUND           FUND           FUND       FUND       FUND   ADVANTAGE
--------------------------------------------------------------------------------
Money Market               2.7%           2.4%    $13,087    $12,645       $ 442
Long-Term Investor Shares  5.9            4.9      17,813     16,144       1,669
--------------------------------------------------------------------------------
check by counterbalancing your stock investments. A related, but different, reason to hold bond funds is that, over the long term, they generate virtually all of their returns from income, which is generally a less volatile source of return than capital growth. Changes in the share price of a bond fund--up or down--have relatively little impact on the fund's total return over a period of many years. Income and the interest earned on the reinvestment of that income are the long-term drivers of the fund's return.

I want to close this letter with an assurance that the reports of late trading and market-timing at some competing investment management firms are as shocking--and upsetting--to us as they no doubt are to you. Vanguard has policies and procedures in place to identify and deter such behavior. More important, Vanguard shareholders can have confidence both in the integrity of our excellent crew and in the virtues of our client-owned corporate structure--a structure that aligns our day-to-day efforts with your long-term financial goals.

Thank you for entrusting us with your assets.

Sincerely,


/S/JOHN J. BRENNAN
John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

DECEMBER 19, 2003



--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE          NOVEMBER 30, 2002-NOVEMBER 30, 2003

                                                         DISTRIBUTIONS PER SHARE
                                                         -----------------------
NEW JERSEY                STARTING         ENDING           INCOME       CAPITAL
 TAX-EXEMPT FUND       SHARE PRICE    SHARE PRICE        DIVIDENDS         GAINS
--------------------------------------------------------------------------------
Money Market                 $1.00          $1.00           $0.009        $0.000
--------------------------------------------------------------------------------
Long-Term
  Investor Shares           $12.06         $12.27           $0.549        $0.047
  Admiral Shares             12.06          12.27            0.557         0.047
--------------------------------------------------------------------------------

REPORT FROM THE ADVISOR

During fiscal 2003, Vanguard New Jersey Tax-Exempt Money Market Fund returned 0.9%, and Vanguard New Jersey Long-Term Tax-Exempt Fund's Investor Shares returned 6.8% (6.9% for the Admiral Shares), outperforming their peer-group averages. Generally declining interest rates in the municipal bond market translated into lower yields for the funds at fiscal year-end.

THE INVESTMENT ENVIRONMENT

Although growth was subdued in the first half of the period, the economy ground into gear as the fiscal year progressed. In the third quarter of calendar 2003, the nation's gross domestic product expanded at an annualized rate of 8.2%, a 20-year high. The job market, which was notably weak for much of the period, also began to improve. From September to November, the unemployment rate dropped
0.2 percentage point to 5.9%. Despite signs of economic acceleration, inflation remained remarkably tame. The Consumer Price Index rose just 1.8% in the 12 months ended November 30. The "core" CPI, which excludes volatile food and energy prices, was up just 1.1%.

--------------------------------------------------------------------------------
INVESTMENT  PHILOSOPHY

The advisor believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a relatively high level of current income that is exempt from federal and New Jersey income taxes by investing in high-quality securities issued by New Jersey state, county, and municipal governments.
--------------------------------------------------------------------------------

Amid the murky economic picture for much of the year, the Federal Reserve Board stood pat, at least until June, when it cut its target for the federal funds rate--the rate banks charge one another for overnight loans--by 25 basis points (0.25 percentage point) to 1.00%. As the year came to a close with the abundance of rosy reports, the Fed kept its tar-get unchanged, though it did acknowledge that growth was accelerating. The Fed's cautious stance reflects its assessment that the economy's "upside" and "downside" prospects are roughly equal. Our view is that the economy will continue to expand, potentially raising interest rates.

GOOD RELATIVE VALUE MEANT A SOLID YEAR FOR MUNIS

Interest rates were volatile in both the municipal and U.S. Treasury markets, though the yields in each group generally moved in opposite directions. The yield of the 10-year Treasury note began the fiscal year at 4.21%, fell to a low of 3.11% on June 13, then rebounded to finish the period at 4.33%.

By contrast, the yield of the 10-year AAA general- obligation municipal bond fell during the year, declining 32 basis points to end the period at 3.55%. (On June 13, it was 2.85%.) The adjacent tables display 12-month changes in the yield curves of the municipal and Treasury markets. Both curves steepened, meaning that the difference between the yields of shorter- and longer-term securities increased.

--------------------------------------------------------------------------------
YIELDS OF MUNICIPAL BONDS
  (AAA-RATED GENERAL-OBLIGATION ISSUES)
                                                                          CHANGE
MATURITY             NOV. 30, 2002       NOV. 30, 2003            (BASIS POINTS)
--------------------------------------------------------------------------------
 2 years                     1.70%               1.40%                       -30
 5 years                     2.75                2.39                        -36
10 years                     3.87                3.55                        -32
30 years                     5.01                4.72                        -29
--------------------------------------------------------------------------------
Source: The Vanguard Group.


--------------------------------------------------------------------------------
YIELDS OF U.S. TREASURY SECURITIES
                                                                          CHANGE
MATURITY             NOV. 30, 2002       NOV. 30, 2003            (BASIS POINTS)
--------------------------------------------------------------------------------
 2 years                     2.06%               2.04%                        -2
 5 years                     3.27                3.35                         +8
10 years                     4.21                4.33                        +12
30 years                     5.04                5.13                         +9
--------------------------------------------------------------------------------
Source: The Vanguard Group.

As the interest rate movements suggest, municipal bonds outperformed Treasuries; the declining yields meant higher prices for municipals. The low level of new municipal issuance nationwide and unusually good municipal bond values at the start of the fiscal year help explain the strong overall performance.

From January to November, the supply of new municipal bonds nationally rose 4.6% from the same period a year earlier. If taxable municipal bonds are excluded, however, supply increased just 1.2%. (During the year, the majority of taxable muni bonds were issued to help state and local governments fund shortfalls in their pension plans. The Vanguard New Jersey funds own no taxable municipal debt.) In any event, New Jersey bucked the national trend. New issuance in the state, including taxable debt, increased by a relatively high 27.8%, which can put downward pressure on the price of New Jersey's existing debt.

During the past year, investors were also attracted by munis' "cheapness" relative to Treasuries. At the beginning of the fiscal year, a 10-year AAA general-obligation municipal bond yielded 92% of what a 10-year Treasury note paid--high by historical levels. By year-end, with muni prices rising and Treasury prices declining, this ratio had declined to a more normal 82%.

LOW EXPENSES HELP ENSURE THAT OUR QUALITY STAYS HIGH

Despite the decline in longer-term interest rates, we kept the Long-Term Tax-Exempt Fund's duration (a measure of interest rate sensitivity) roughly constant. We don't consider the slightly higher yields available on longer-term bonds sufficient compensation for the risk that interest rates will rise in the coming year.

We made few changes to the Long-Term Tax-Exempt Fund's credit profile, keeping it at its customarily high level of quality. The Tax-Exempt Money Market Fund maintained its exceptionally high-quality portfolio as well: Our dollar-weighted credit rating on November 30 was MIG-1, the highest rating issued by the rating agencies in a pool of high-quality securities. In both funds, our ability to maintain a high-quality portfolio while delivering higher returns than competing funds is a reflection of Vanguard's low expense ratios. There's no need to compromise quality in a quest for yield.

As municipal bond yields have declined, the always significant benefit of low expenses has become even more apparent. An expense ratio of 1.2% (typical among long-term tax-exempt funds) consumes almost one-fourth of the income generated by a bond portfolio yielding 5%. When market yields fall to 3.5%, the typical expense ratio looms much larger, consuming one-third of the available income.

ROBERT F. AUWAERTER, PRINCIPAL
CHRISTOPHER M. RYON, PRINCIPAL
PAMELA WISEHAUPT TYNAN, PRINCIPAL
JOHN M. CARBONE, PRINCIPAL

VANGUARD FIXED INCOME GROUP

DECEMBER 17, 2003

FUND PROFILES                                                   AS OF 11/30/2003

These Profiles provide a snapshot of each fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 10.

NEW JERSEY TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES

Yield                              0.9%
Average Weighted Maturity       45 days
Average Quality                   MIG-1
Expense Ratio                     0.17%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY
  (% OF PORTFOLIO)

MIG-1/SP-1+                         70%
A-1/P-1                             30
--------------------------------------------------------------------------------
Total 100%
--------------------------------------------------------------------------------


NEW JERSEY LONG-TERM TAX-EXEMPT FUND
--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                  COMPARATIVE              BROAD
                                    FUND               INDEX*            INDEX**
--------------------------------------------------------------------------------
Number of Issues                     340                9,054             47,482
Yield                                                      --                 --
  Investor Shares                   3.3%
  Admiral Shares                    3.4%
Yield to Maturity                  3.4%+                   --                 --
Average Coupon                      4.5%                 5.2%               5.2%
Average Effective Maturity     7.3 years            9.9 years         13.8 years
Average Quality                      AAA                  AA+                AA+
Average Duration               5.8 years            7.0 years          8.1 years
Expense Ratio                                             --                  --
  Investor Shares                  0.17%
  Admiral Shares                   0.11%
Short-Term Reserves                   7%                   --                 --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)

AAA                                 89%
AA                                   5
A                                    4
BBB                                  2
--------------------------------------------------------------------------------
Total                              100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT FOCUS

Credit Quality               High
Average Maturity             Long
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                   COMPARATIVE                  BROAD
                             FUND       INDEX*       FUND     INDEX**
--------------------------------------------------------------------------------
R-Squared                    0.98         1.00       0.99        1.00
Beta                         0.97         1.00       1.11        1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                                9%
1-5 Years                                  23
5-10 Years                                 52
10-20 Years                                16
--------------------------------------------------------------------------------
Total                                     100%
--------------------------------------------------------------------------------

VISIT OUR WEBSITE AT VANGUARD.COM FOR REGULARLY UPDATED FUND INFORMATION.

*Lehman 10 Year Municipal Bond Index.
**Lehman Municiapl Bond Index.
+Before expenses.

GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE EFFECTIVE MATURITY. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.
--------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARIES                                           AS OF 11/30/2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the funds. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the New Jersey Tax-Exempt Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. For bond funds, both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The annualized yield shown for the money market fund reflects the current earnings of the fund more closely than does the total return.

NEW JERSEY TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE NOVEMBER 30, 1993-NOVEMBER 30, 2003

           NEW JERSEY TAX-EXEMPT         AVERAGE NEW JERSEY TAX-EXEMPT
               MONEY MARKET FUND                    MONEY MARKET FUND*

199311                     10000                                 10000
199402                     10052                                 10045
199405                     10110                                 10097
199408                     10172                                 10152
199411                     10249                                 10220
199502                     10337                                 10300
199505                     10435                                 10391
199508                     10525                                 10472
199511                     10617                                 10553
199602                     10704                                 10632
199605                     10790                                 10710
199608                     10873                                 10784
199611                     10959                                 10858
199702                     11045                                 10938
199705                     11137                                 11020
199708                     11229                                 11101
199711                     11324                                 11182
199802                     11413                                 11265
199805                     11507                                 11346
199808                     11596                                 11423
199811                     11683                                 11497
199902                     11762                                 11569
199905                     11844                                 11640
199908                     11927                                 11709
199911                     12018                                 11787
200002                     12114                                 11876
200005                     12228                                 11976
200008                     12341                                 12079
200011                     12460                                 12184
200102                     12566                                 12279
200105                     12667                                 12366
200108                     12746                                 12430
200111                     12809                                 12474
200202                     12852                                 12506
200205                     12895                                 12535
200208                     12933                                 12560
200211                     12974                                 12585
200302                     13004                                 12608
200305                     13037                                 12626
200308                     13061                                 12637
200311                     13087                                 12645
--------------------------------------------------------------------------------

                                        AVERAGE ANNUAL TOTAL RETURNS
                                     PERIODS ENDED NOVEMBER 30, 2003
                                -------------------------------------FINAL VALUE
                                     ONE        FIVE        TEN     OF A $10,000
                                    YEAR       YEARS      YEARS       INVESTMENT
--------------------------------------------------------------------------------
New Jersey Tax-Exempt
  Money Market Fund                0.87%       2.30%      2.73%          $13,087
Average New Jersey Tax-Exempt
  Money Market Fund*               0.48        1.92       2.37           12,645
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) NOVEMBER 30, 1993-NOVEMBER 30, 2003
--------------------------------------------------------------------------------
           NEW JERSEY TAX-EXEMPT                        AVERAGE
             MONEY MARKET FUND                            FUND*
FISCAL             TOTAL                                  TOTAL
YEAR              RETURN                                 RETURN
--------------------------------------------------------------------------------
1994                2.5%                                   2.2%
1995                3.6                                    3.3
1996                3.2                                    2.9
1997                3.3                                    3.0
1998                3.2                                    2.8
--------------------------------------------------------------------------------
           NEW JERSEY TAX-EXEMPT                        AVERAGE
             MONEY MARKET FUND                            FUND*
FISCAL             TOTAL                                  TOTAL
YEAR              RETURN                                 RETURN
--------------------------------------------------------------------------------
1999                2.9%                                   2.5%
2000                3.7                                    3.4
2001                2.8                                    2.4
2002                1.3                                    0.9
2003                0.9                                    0.5
--------------------------------------------------------------------------------
SEC 7-Day Annualized Yield (11/30/2003): 0.88%
----------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                               TEN YEARS
                                        ONE      FIVE    -----------------------
                     INCEPTION DATE    YEAR     YEARS    CAPITAL   INCOME  TOTAL
--------------------------------------------------------------------------------
New Jersey Tax-Exempt
  Money Market Fund        2/3/1988   0.95%     2.37%      0.00%    2.75%  2.75%
--------------------------------------------------------------------------------
*Returns for the Average New Jersey Tax-Exempt Money Market Fund are derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 30 for dividend information.

NEW JERSEY LONG-TERM TAX-EXEMPT FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE NOVEMBER 30, 1993-NOVEMBER 30, 2003

               NEW JERSEY
                LONG-TERM                                                AVERAGE
               TAX-EXEMPT                          LEHMAN 10 YEAR     NEW JERSEY
            FUND INVESTOR    LEHMAN MUNICIPAL      MUNICIPAL BOND      MUNICIPAL
                   SHARES          BOND INDEX               INDEX      DEBT FUND

199311              10000               10000               10000          10000
199402              10055               10060               10055          10039
199405               9810                9817                9856           9702
199408               9965                9970               10017           9853
199411               9390                9475                9554           9263
199502              10332               10250               10260          10043
199505              10746               10711               10741          10492
199508              10797               10854               10978          10559
199511              11236               11265               11326          10933
199602              11334               11382               11463          10994
199605              11115               11200               11249          10848
199608              11326               11422               11465          11050
199611              11769               11927               11967          11455
199702              11835               12009               12073          11481
199705              11954               12128               12169          11641
199708              12259               12478               12526          11954
199711              12523               12782               12811          12192
199802              12833               13107               13157          12446
199805              12999               13266               13297          12640
199808              13288               13558               13600          12913
199811              13474               13774               13850          13047
199902              13664               13912               13979          13096
199905              13616               13885               13911          13108
199908              13324               13625               13693          12767
199911              13297               13627               13792          12609
200002              13322               13623               13771          12484
200005              13431               13766               13886          12640
200008              14253               14548               14685          13367
200011              14437               14741               14847          13456
200102              15060               15304               15418          13959
200105              15133               15438               15524          14125
200108              15733               16031               16102          14682
200111              15671               16032               16068          14508
200202              16041               16350               16429          14751
200205              16158               16442               16543          14915
200208              16748               17032               17192          15338
200211              16678               17045               17141          15199
200302              17298               17604               17723          15622
200305              17891               18146               18375          16156
200308              17217               17566               17670          15621
200311              17813               18179               18320          16144
--------------------------------------------------------------------------------


                                        AVERAGE ANNUAL TOTAL RETURNS
                                     PERIODS ENDED NOVEMBER 30, 2003
                                -------------------------------------FINAL VALUE
                                     ONE        FIVE        TEN     OF A $10,000
                                    YEAR       YEARS      YEARS       INVESTMENT
--------------------------------------------------------------------------------
New Jersey Long-Term Tax-Exempt
  Fund Investor Shares             6.81%       5.74%      5.94%          $17,813
Lehman Municipal Bond Index        6.65        5.71       6.16            18,179
Lehman 10 Year Municipal
  Bond Index                       6.88        5.75       6.24            18,320
Average New Jersey Municipal
  Debt Fund*                       6.22        4.35       4.91            16,144
--------------------------------------------------------------------------------

                                                                     FINAL VALUE
                                            ONE           SINCE    OF A $250,000
                                           YEAR     INCEPTION**       INVESTMENT
--------------------------------------------------------------------------------
New Jersey Long-Term Tax-Exempt
  Fund Admiral Shares                     6.87%           6.83%         $295,866
Lehman Municipal Bond Index               6.65            6.80           295,627
Lehman 10 Year Municipal Bond Index       6.88            6.87           296,134
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) NOVEMBER 30, 1993-NOVEMBER 30, 2003
--------------------------------------------------------------------------------
                 NEW JERSEY LONG-TERM
             TAX-EXEMPT FUND INVESTOR SHARES               LEHMAN+
FISCAL        CAPITAL        INCOME      TOTAL               TOTAL
YEAR           RETURN        RETURN     RETURN              RETURN
--------------------------------------------------------------------------------
1994           -11.2%          5.1%      -6.1%               -4.5%
1995            13.3           6.4       19.7                18.6
1996            -0.7           5.4        4.7                 5.7
1997             1.0           5.4        6.4                 7.1
1998             2.3           5.3        7.6                 8.1
--------------------------------------------------------------------------------
                 NEW JERSEY LONG-TERM
             TAX-EXEMPT FUND INVESTOR SHARES               LEHMAN+
FISCAL        CAPITAL        INCOME      TOTAL               TOTAL
YEAR           RETURN        RETURN     RETURN              RETURN
--------------------------------------------------------------------------------
1999            -6.2%          4.9%      -1.3%               -0.4%
2000             2.9           5.7        8.6                 7.7
2001             3.4           5.2        8.6                 8.2
2002             1.5           4.9        6.4                 6.7
2003             2.1           4.7        6.8                 6.9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.


                                                               TEN YEARS
                                        ONE      FIVE    -----------------------
                     INCEPTION DATE    YEAR     YEARS    CAPITAL   INCOME  TOTAL
--------------------------------------------------------------------------------
New Jersey Long-Term
  Tax-Exempt Fund
    Investor Shares        2/3/1988   3.59%     5.67%      0.49%    5.29%  5.78%
    Admiral Shares        5/14/2001   3.65     7.14**         --       --     --
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
**Returns since inception on May 14, 2001.
+Lehman 10 Year Municipal Bond Index.
Note: See Financial Highlights tables on page 31 for dividend and capital gains information.

ABOUT YOUR FUND'S EXPENSES

All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in your fund, using the fund's actual return and operating expenses for the fiscal year ended November 30, 2003. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for each fund's peer group, which is derived from data provided by Lipper Inc.

--------------------------------------------------------------------------------
                        COST OF $10,000                FUND          PEER GROUP*
                     INVESTMENT IN FUND       EXPENSE RATIO        EXPENSE RATIO
--------------------------------------------------------------------------------
New Jersey Tax-Exempt
  Money Market Fund                 $17               0.17%                0.69%
New Jersey Long-Term
  Tax-Exempt Fund
    Investor Shares                  18               0.17                 1.04
    Admiral Shares                   11               0.11                   --
--------------------------------------------------------------------------------
*Peer groups are: for the New Jersey Tax-Exempt Money Market Fund, the Average New Jersey Tax-Exempt Money Market Fund; for the New Jersey Long-Term Tax-Exempt Fund, the Average New Jersey Municipal Debt Fund.
Calculations assume that no shares were sold. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratios capture data through year-end 2002.


You can find more information about the funds' expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the funds' prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

FINANCIAL STATEMENTS                                            AS OF 11/30/2003

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE              MARKET
                                                                        MATURITY                     AMOUNT              VALUE*
NEW JERSEY TAX-EXEMPT MONEY MARKET FUND              COUPON                 DATE                      (000)               (000)
--------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.4%)
--------------------------------------------------------------------------------------------------------------------------------
Bridgewater Township NJ BAN                           1.65%            10/8/2004              $      11,630       $      11,695
Burlington County NJ BAN                              1.75%            9/10/2004                      9,745               9,799
Cherry Hill Township NJ BAN                           1.65%            10/7/2004                     34,339              34,530
Delaware River & Bay Auth. Rev. New Jersey VRDO       1.05%            12/8/2003 (2)                 12,200              12,200
Dover Township NJ BAN                                 1.25%           12/26/2003                      8,000               8,001
Essex County NJ Improvement Auth. Rev.
  (Pooled Govt. Loan) VRDO                            0.93%            12/8/2003 LOC                 40,350              40,350
Fort Lee NJ BAN                                       1.75%            3/26/2004                      6,378               6,391
Fort Lee NJ BAN                                       1.75%            7/30/2004                      5,000               5,027
Freehold NJ Regional High School Dist. TOB VRDO       1.10%            12/8/2003 (3)*                 9,690               9,690
Gloucester County NJ BAN                              2.00%           10/27/2004                      8,575               8,646
Hopewell Township NJ BAN                              2.00%            1/29/2004                      7,506               7,516
Lawrence Township NJ BAN                              2.00%           12/19/2003                      4,700               4,702
Middlesex County NJ BAN                               2.00%            1/13/2004                     16,500              16,516
Monmouth County NJ Improvement Auth. Rev.
  (Pooled Govt. Loan) VRDO                            1.05%            12/8/2003 LOC                 65,965              65,965
Moorestown Township NJ BAN                            1.75%            5/27/2004                      5,970               5,992
New Jersey Building Auth. Rev. TOB VRDO               1.12%            12/8/2003 (1)*                42,030              42,030
New Jersey Econ. Dev. Auth. Market Transition Fac.
  Rev. TOB VRDO                                       1.13%            12/8/2003 (1)*                 6,215               6,215
New Jersey Econ. Dev. Auth. Rev.
  (Bennedictine Abbey Newark) VRDO                    1.00%            12/8/2003 LOC                 19,000              19,000
New Jersey Econ. Dev. Auth. Rev.
  (Bennedictine Abbey Newark) VRDO                    1.00%            12/8/2003 LOC                  8,925               8,925

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE              MARKET
                                                                        MATURITY                     AMOUNT              VALUE*
NEW JERSEY TAX-EXEMPT MONEY MARKET FUND              COUPON                 DATE                      (000)               (000)
--------------------------------------------------------------------------------------------------------------------------------
New Jersey Econ. Dev. Auth. Rev.
  (Chambers Cogeneration Limited Partnership) CP      0.85%            12/9/2003 LOC          $      35,100       $      35,100
New Jersey Econ. Dev. Auth. Rev.
  (Chambers Cogeneration Limited Partnership) CP      1.03%            2/12/2004 LOC                 25,000              25,000
New Jersey Econ. Dev. Auth. Rev.
 (Columbia Univ. Project) CP                          0.88%             1/8/2004                      8,460               8,460
New Jersey Econ. Dev. Auth. Rev.
  (Hamilton YMCA) VRDO                                1.13%            12/8/2003 LOC                  5,685               5,685
New Jersey Econ. Dev. Auth. Rev.
  (Hoffman-La Roche) VRDO                             1.05%            12/1/2003 LOC                 17,500              17,500
New Jersey Econ. Dev. Auth. Rev.
  (Jewish Community Center) VRDO                      1.00%            12/8/2003 LOC                  6,000               6,000
New Jersey Econ. Dev. Auth. Rev.
  (Lawrenceville School Project) VRDO                 1.05%            12/1/2003                      8,700               8,700
New Jersey Econ. Dev. Auth. Rev.
  (Lawrenceville School Project) VRDO                 1.10%            12/1/2003                     10,000              10,000
New Jersey Econ. Dev. Auth. Rev.
  (Logan Project) CP                                  0.82%           12/16/2003 LOC                 40,900              40,900
New Jersey Econ. Dev. Auth. Rev.
  (Peddie School Project) VRDO                        1.05%            12/8/2003                      8,100               8,100
New Jersey Econ. Dev. Auth. Rev.
  (Russell Berrie) VRDO                               1.05%            12/8/2003 LOC                  7,000               7,000
New Jersey Econ. Dev. Auth. Rev.
  (School Fac.) TOB VRDO                              1.12%            12/8/2003 (3)*                 9,720               9,720
New Jersey Econ. Dev. Auth. Rev.
  (School Fac.) TOB VRDO                              1.13%            12/8/2003 (3)*                 5,210               5,210
New Jersey Econ. Dev. Auth. Rev.
  (School Fac.) TOB VRDO                              1.13%            12/8/2003 (3)*                39,440              39,440
New Jersey Econ. Dev. Auth. Rev.
  (Transp.  Project) TOB VRDO                         1.10%            12/8/2003 (4)*                 7,465               7,465
New Jersey Econ. Dev. Auth. Rev.
  (United States Golf Association) VRDO               1.05%            12/8/2003 LOC                  5,700               5,700
New Jersey Econ. Dev. Auth. Water Fac. Rev.
  (New Jersey Water Co. Project) TOB VRDO             1.13%            12/8/2003 (3)*                 4,850               4,850
New Jersey Econ. Dev. Auth. Water Fac. Rev.
  (United Water Co.) VRDO                             1.09%            12/1/2003 (2)                 38,250              38,250
New Jersey Econ. Dev. Auth. Water Fac. Rev.
  (United Water Co.) VRDO                             1.15%            12/1/2003 (2)                 12,000              12,000
New Jersey Educ. Fac. Auth. Rev.
  (College of New Jersey) VRDO                        1.15%            12/8/2003 (2)                 32,100              32,100
New Jersey Educ. Fac. Auth. Rev.
  (Institute for Defense Analyses) VRDO               1.11%            12/8/2003 (2)                 13,695              13,695
New Jersey Educ. Fac. Auth. Rev.
  (Princeton Univ.) VRDO                              0.98%            12/1/2003                      6,500               6,500
New Jersey Educ. Fac. Auth. Rev.
  (Princeton Univ.) VRDO                              1.03%            12/1/2003                     43,430              43,430
New Jersey Educ. Fac. Auth. Rev.
  (Princeton Univ.) VRDO                              1.05%            12/1/2003                     55,320              55,320
New Jersey GO                                         5.50%             5/1/2004                      4,060               4,136
New Jersey GO TOB VRDO                                1.10%            12/8/2003 (Prere.)*           16,385              16,385
New Jersey GO TOB VRDO                                1.13%            12/8/2003 *                   24,200              24,200
New Jersey GO TOB VRDO                                1.13%           12/8/2003  (3)*                30,795              30,795
New Jersey Health Care Fac. Financing Auth. Rev.
  (Holy Name Hosp.) VRDO                              1.05%            12/8/2003 LOC                  7,000               7,000
New Jersey Health Care Fac. Financing Auth. Rev.
  (Hosp. Capital Asset Pooled Program) VRDO           1.08%            12/8/2003 LOC                 15,400              15,400
New Jersey Health Care Fac. Financing Auth. Rev.
  (Hosp. Capital Asset Pooled Program) VRDO           1.08%            12/8/2003 LOC                 24,500              24,500
New Jersey Health Care Fac. Financing Auth. Rev.
  (Hosp. Capital Asset Pooled Program) VRDO           1.08%            12/8/2003 LOC                 21,600              21,600

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE              MARKET
                                                                        MATURITY                     AMOUNT              VALUE*
NEW JERSEY TAX-EXEMPT MONEY MARKET FUND              COUPON                 DATE                      (000)               (000)
--------------------------------------------------------------------------------------------------------------------------------
New Jersey Health Care Fac. Financing Auth. Rev.
  (Hosp. Capital Asset Pooled Program) VRDO           1.08%            12/8/2003 LOC          $      13,200       $      13,200
New Jersey Health Care Fac. Financing Auth. Rev.
  (Meridian Health Systems) VRDO                      1.08%            12/8/2003 LOC                 14,800              14,800
New Jersey Health Care Fac. Financing Auth. Rev.
  (Meridian Health Systems) VRDO                      1.08%            12/8/2003 LOC                 14,200              14,200
New Jersey Health Care Fac. Financing Auth. Rev.
  (Robert Wood Johnson) VRDO                          1.08%            12/8/2003 LOC                 16,000              16,000
New Jersey Health Care Fac. Financing Auth. Rev.
  (Virtua Health) VRDO                                1.08%            12/8/2003 LOC                 11,000              11,000
New Jersey Housing & Mortgage
  Finance Agency Rev. TOB PUT                         1.01%           12/11/2003 (1)*                11,195              11,190
New Jersey Housing & Mortgage
  Finance Agency Rev. TOB VRDO                        1.13%            12/8/2003 (1)*                 1,680               1,680
New Jersey Housing & Mortgage
  Finance Agency Rev. TOB VRDO                        1.13%            12/8/2003 (1)*                 4,470               4,470
New Jersey Housing & Mortgage
  Finance Agency Single Family Rev.                   1.05%            10/1/2004                      5,000               5,000
New Jersey Housing & Mortgage
  Finance Agency Single Family Rev.                   1.10%            10/1/2004                      4,000               4,000
New Jersey Sports & Exposition Auth. Rev. VRDO        1.08%            12/8/2003 (1)                 40,795              40,795
New Jersey TRAN                                       2.00%            6/25/2004                     58,000              58,315
New Jersey Transp. Trust Fund Auth. Rev. TOB PUT      1.05%            6/19/2004 (5)*                14,495              14,495
New Jersey Transp. Trust Fund Auth. Rev. TOB VRDO     1.10%            12/8/2003 (4)*                10,455              10,455
New Jersey Transp. Trust Fund Auth. Rev. TOB VRDO     1.13%            12/8/2003 (4)*                 7,155               7,155
New Jersey Transp. Trust Fund Auth. Rev. TOB VRDO     1.15%            12/8/2003 (2)*                24,940              24,940
New Jersey Transp. Trust Fund Auth. Transp.
  System TOB VRDO                                     1.12%            12/8/2003 (4)*                21,995              21,995
New Jersey Turnpike Auth. Rev. TOB VRDO               1.10%            12/8/2003 (1)*                 4,995               4,995
New Jersey Turnpike Auth. Rev. TOB VRDO               1.13%            12/8/2003 (2)*                 8,000               8,000
New Jersey Turnpike Auth. Rev. TOB VRDO               1.17%            12/8/2003 (1)*                 7,595               7,595
New Jersey Turnpike Auth. Rev. VRDO                   1.05%            12/8/2003 (3)LOC              37,950              37,950
New Jersey Turnpike Auth. Rev. VRDO                   1.10%            12/8/2003 (4)                 38,500              38,500
New Jersey Turnpike Auth. Rev. VRDO                   1.10%            12/8/2003 (4)                 93,000              93,000
Port Auth. of New York & New Jersey CP                0.98%            12/8/2003                     26,730              26,730
Port Auth. of New York & New Jersey CP                0.82%           12/15/2003                      5,705               5,705
Port Auth. of New York & New Jersey CP                0.98%           12/16/2003                     15,000              15,000
Port Auth. of New York & New Jersey CP                0.93%            2/13/2004                     18,100              18,100
Princeton Univ. New Jersey CP                         1.04%             2/2/2004                     13,000              13,000
Princeton Univ. New Jersey CP                         1.00%            2/18/2004                      6,000               6,000
Princeton Univ. New Jersey CP                         1.03%            2/18/2004                      5,000               5,000
Rahway Valley NJ Sewerage Auth. Sewer Rev.            2.25%            1/14/2004                      5,750               5,757
Raritan Township NJ BAN                               1.75%            9/10/2004                      6,265               6,300
Readington Township NJ BAN                           2.125%            2/10/2004                      9,000               9,017
Rutgers State Univ. New Jersey VRDO                   1.07%            12/1/2003                     90,650              90,650
Salem County NJ Financing Auth. PCR
  (Atlantic City Electric Co.) VRDO                   1.00%            12/8/2003 (1)                  8,250               8,250
Salem County NJ Financing Auth. PCR
  (Atlantic City Electric Co.) VRDO                   1.05%            12/8/2003 (1)                  2,200               2,200
Salem County NJ Financing Auth. PCR
  (Exelon Project) CP                                 1.05%            2/11/2004 LOC                 19,000              19,000

                                       16
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
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
                                                                                                       FACE              MARKET
                                                                        MATURITY                     AMOUNT              VALUE*
NEW JERSEY TAX-EXEMPT MONEY MARKET FUND              COUPON                 DATE                      (000)               (000)
--------------------------------------------------------------------------------------------------------------------------------
Secaucus NJ BAN                                       2.00%            1/23/2004              $       4,100       $       4,105
Union County NJ BAN                                   1.50%             3/1/2004                     71,900              72,010
Univ. of Medicine & Dentistry  New Jersey Rev. VRDO   1.10%            12/8/2003 (2)                 31,000              31,000
OUTSIDE NEW JERSEY:
Puerto Rico Electric Power Auth. Rev. TOB PUT         0.98%            6/24/2004 (4)*                 9,870               9,870
Puerto Rico Electric Power Auth. Rev. TOB VRDO        1.13%            12/8/2003 (1)*                22,335              22,335
Puerto Rico Govt. Dev. Bank VRDO                      1.01%            12/8/2003 (1)                  9,700               9,700
Puerto Rico Highway & Transp. Auth. Rev. TOB VRDO     1.13%            12/8/2003 (1)*                21,510              21,510
Puerto Rico Highway & Transp. Auth. Rev. TOB VRDO     1.13%            12/8/2003 (4)*                 5,725               5,725
Puerto Rico Highway & Transp. Auth. Rev. VRDO         1.07%            12/8/2003 (2)                 16,700              16,700
Puerto Rico Ind. Medical & Environmental Fac.
  Finance Auth. Rev. PCR (Abbott Laboratories) PUT    1.30%             3/1/2004 *                    9,275               9,275
Puerto Rico Infrastructure Financing Auth.
  Special Obligation Bonds TOB PUT                    0.95%            6/17/2004 *                   29,105              29,105
Puerto Rico Infrastructure Financing Auth.
  Special Obligation Bonds TOB PUT                    1.15%           10/14/2004 *                    8,915               8,915
Puerto Rico TRAN                                      2.00%            7/30/2004                     15,000              15,099
-------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (Cost $1,863,119)                                                                               1,863,119

-------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.6%)
-------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                     14,847
Liabilities                                                                                                             (3,748)
                                                                                                                  -------------
                                                                                                                        11,099
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------------

Applicable to 1,873,975,267 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                                                          $1,874,218
===============================================================================================================================
NET ASSET VALUE PER SHARE                                                                                                 $1.00
===============================================================================================================================

*See Note A in Notes to Financial Statements.
* Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2003, the aggregate value of these securities was $419,705,000, representing 22.4% of net assets. For key to abbreviations and other references, see page 27.

--------------------------------------------------------------------------------
AT NOVEMBER 30, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                        Amount               Per
                                                         (000)             Share
--------------------------------------------------------------------------------
Paid-in Capital                                     $1,874,213             $1.00
Undistributed Net Investment Income                         --                --
Accumulated Net Realized Gains                               5                --
Unrealized Appreciation                                     --                --
--------------------------------------------------------------------------------
NET ASSETS                                          $1,874,218             $1.00

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
                                                                                                       FACE              MARKET
                                                                        MATURITY                     AMOUNT              VALUE*
NEW JERSEY LONG-TERM TAX-EXEMPT FUND                 COUPON                 DATE                      (000)               (000)
--------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.3%)
-------------------------------------------------------------------------------------------------------------------------------
Atlantic City NJ Board of Educ. GO                    6.00%            12/1/2012 (4)          $       4,600       $       5,499
Atlantic City NJ Board of Educ. GO                    6.10%            12/1/2015 (4)                  2,000               2,421
Atlantic City NJ GO                                   5.25%           12/15/2012 (4)                  1,990               2,205
Atlantic City NJ GO                                   5.25%           12/15/2014 (4)                  2,190               2,425
Atlantic County NJ Public Fac. COP                    7.40%             3/1/2010 (3)                  1,755               2,201
Atlantic County NJ Public Fac. COP                    7.40%             3/1/2011 (3)                  4,025               5,090
Atlantic County NJ Public Fac. COP                    6.00%             3/1/2014 (3)                  3,685               4,365
Atlantic County NJ Public Fac. COP                    6.00%             3/1/2015 (3)                  1,480               1,748
Atlantic County NJ Util. Auth. Sewer Rev.             5.85%            1/15/2004 (2)(Prere.)          3,000               3,078
Atlantic County NJ Util. Auth. Sewer Rev.            6.875%             1/1/2012 (2)(ETM)             2,460               2,897
Bayonne NJ Muni. Util. Auth. Water System Rev.        5.00%             4/1/2016 (5)                  1,255               1,351
Bayonne NJ Muni. Util. Auth. Water System Rev.        5.00%             4/1/2017 (5)                  1,315               1,405
Bayonne NJ Muni. Util. Auth. Water System Rev.        5.00%             4/1/2021 (5)                  1,600               1,664
Bayonne NJ Muni. Util. Auth. Water System Rev.        5.00%             4/1/2024 (5)                  1,545               1,582
Camden County NJ Improvement Auth. Lease Rev.         5.50%             9/1/2010 (4)(Prere.)          1,470               1,700
Camden County NJ Improvement Auth. Lease Rev.         5.50%             5/1/2016                      1,140               1,274
Camden County NJ Improvement Auth. Lease Rev.         5.50%             5/1/2017                      1,025               1,140
Camden County NJ Improvement Auth. Lease Rev.         5.50%             5/1/2018                      1,265               1,399
Camden County NJ Improvement Auth. Lease Rev.         5.50%             5/1/2019                      1,335               1,471
Camden County NJ Improvement Auth. Lease Rev.        5.375%             9/1/2019 (4)                    850                 932
Camden County NJ Muni. Util. Auth. Rev.               0.00%             9/1/2004 (3)                  8,345               8,263
Camden County NJ Muni. Util. Auth. Rev.               0.00%             9/1/2005 (3)                 18,545              18,006
Camden County NJ Muni. Util. Auth. Rev.               0.00%             9/1/2006 (3)                 18,545              17,548
Cape May County NJ Muni. Util. Auth. Rev.             5.75%             1/1/2014 (4)                  6,930               8,104
Cape May County NJ Muni. Util. Auth. Rev.             5.25%             1/1/2017 (1)                  2,560               2,792
Cape May County NJ Muni. Util. Auth. Rev.             5.25%             1/1/2018 (1)                  2,165               2,346
Cape May County NJ PCR (Atlantic City Electric)       6.80%             3/1/2021 (1)                 15,400              19,826
Delaware River & Bay Auth. Rev. New Jersey           5.375%             1/1/2013 (2)                    750                 836
Delaware River & Bay Auth. Rev. New Jersey            5.75%             1/1/2029 (2)                  5,000               5,563
Delaware River & Bay Auth. Rev. New Jersey            5.00%             1/1/2033 (1)                  4,000               4,097
Delaware River Joint Toll Bridge Comm.
  Pennsylvania & New Jersey Rev.                      5.40%             1/1/2013 (3)                  6,750               7,373
Delaware River Joint Toll Bridge Comm.
  Pennsylvania & New Jersey Rev.                     5.625%             1/1/2013 (4)                  4,205               4,766
Delaware River Joint Toll Bridge Comm.
  Pennsylvania & New Jersey Rev.                      5.75%             1/1/2022 (4)                 10,000              11,230
Delaware River Joint Toll Bridge Comm.
  Pennsylvania & New Jersey Rev.                      5.50%             1/1/2026 (3)                 22,885              24,447
Delaware River Joint Toll Bridge Comm.
  Pennsylvania & New Jersey Rev.                     5.625%             1/1/2026 (4)                  5,000               5,464
Egg Harbor Township NJ School Dist. GO                5.00%            7/15/2012 (3)                  2,640               2,944
Egg Harbor Township NJ School Dist. GO                5.00%            7/15/2013 (3)                  2,780               3,072
Egg Harbor Township NJ School Dist. GO                5.00%            7/15/2020 (3)                  2,000               2,113
Egg Harbor Township NJ School Dist. GO                5.00%            7/15/2021 (3)                  1,400               1,471
Egg Harbor Township NJ School Dist. GO                5.10%            7/15/2022 (3)                  2,950               3,111
Essex County NJ Improvement Auth. Lease Rev.          5.50%            12/1/2003 (2)(Prere.)          2,560               2,612
Essex County NJ Improvement Auth. Lease Rev.          5.50%            12/1/2003 (2)(Prere.)          5,150               5,255
Essex County NJ Improvement Auth. Lease Rev.          5.75%            10/1/2014 (3)                  3,390               3,855
Essex County NJ Improvement Auth. Lease Rev.          5.75%            10/1/2015 (3)                  5,090               5,788
Essex County NJ Improvement Auth. Lease Rev.          5.75%            10/1/2030 (3)                  2,650               2,963

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
                                                                                                       FACE              MARKET
                                                                        MATURITY                     AMOUNT              VALUE*
NEW JERSEY LONG-TERM TAX-EXEMPT FUND                 COUPON                 DATE                      (000)               (000)
--------------------------------------------------------------------------------------------------------------------------------
Essex County NJ Solid Waste Util. Auth.               5.60%             4/1/2006 (4)(Prere.)  $       2,200       $       2,445
Essex County NJ Solid Waste Util. Auth.               0.00%             4/1/2010 (4)                  1,000                 807
Evesham NJ Util. Auth. Rev.                           5.00%             7/1/2016 (2)                  3,435               3,706
Evesham NJ Util. Auth. Rev.                           5.00%             7/1/2017 (2)                  3,705               3,969
Evesham NJ Util. Auth. Rev.                           5.00%             7/1/2018 (2)                  1,605               1,706
Garden State Preservation Trust New Jersey            0.00%            11/1/2021 (4)                 11,325               4,714
Garden State Preservation Trust New Jersey            0.00%            11/1/2022 (4)                 41,150              16,191
Garden State Preservation Trust New Jersey            0.00%            11/1/2023 (4)                 15,000               5,564
Gloucester County NJ Improvement Auth. Lease Rev.     5.00%            7/15/2016 (1)                  1,000               1,087
Gloucester County NJ Improvement Auth. Lease Rev.     5.00%            7/15/2017 (1)                  1,000               1,078
Gloucester County NJ Improvement Auth. Lease Rev.     5.00%            7/15/2020 (1)                  1,150               1,214
Gloucester County NJ Improvement Auth. Lease Rev.     5.00%            7/15/2023 (1)                  1,000               1,037
Gloucester County NJ PCR
  (Mobil Oil Refining Corp.) VRDO                     0.88%            12/1/2003                      3,600               3,600
Gloucester Township NJ GO                             5.75%            7/15/2010 (2)                  2,880               3,373
Gloucester Township NJ Muni. Util. Auth. Rev.         5.65%             3/1/2018 (2)                  2,755               3,195
Higher Educ. Assistance Auth. of New Jersey
  Student Loan Rev.                                   6.00%             6/1/2013 (1)                  2,875               3,194
Higher Educ. Assistance Auth. of New Jersey
  Student Loan Rev.                                   6.00%             6/1/2015 (1)                  5,340               5,872
Higher Educ. Assistance Auth. of New Jersey
  Student Loan Rev.                                   6.10%             6/1/2016 (1)                  2,875               3,161
Hillsborough Township NJ School Dist. GO             5.375%            10/1/2013 (4)                  1,250               1,433
Hillsborough Township NJ School Dist. GO             5.375%            10/1/2015 (4)                  1,720               1,966
Hillsborough Township NJ School Dist. GO             5.375%            10/1/2017 (4)                    720                 820
Hillsborough Township NJ School Dist. GO             5.375%            10/1/2019 (4)                  1,720               1,950
Hoboken-Union City-Weehawken NJ Sewerage Auth. Rev.   0.00%             8/1/2004 (1)                  3,750               3,717
Hoboken-Union City-Weehawken NJ Sewerage Auth. Rev.   0.00%             8/1/2005 (1)                  3,805               3,701
Hoboken-Union City-Weehawken NJ Sewerage Auth. Rev.   0.00%             8/1/2006 (1)                  2,000               1,896
Hoboken-Union City-Weehawken NJ Sewerage Auth. Rev.   6.25%             8/1/2013 (1)*                 9,590              11,683
Hopewell Valley NJ Regional School Dist. GO           5.00%            8/15/2013 (3)                  2,315               2,516
Hudson County NJ GO                                   6.55%             7/1/2007 (3)                  1,300               1,500
Hudson County NJ GO                                   6.55%             7/1/2009 (3)                    635                 761
Irvington Township NJ GO                              0.00%             8/1/2007 (1)(ETM)             1,000                 920
Irvington Township NJ GO                              0.00%             8/1/2009 (1)(ETM)             2,580               2,177
Irvington Township NJ GO                              0.00%             8/1/2010 (1)(ETM)             2,080               1,665
Jackson Township NJ Board of Educ. GO                5.375%            4/15/2026 (3)                  6,885               7,306
Jackson Township NJ Board of Educ. GO                5.375%            4/15/2027 (3)                  7,676               8,144
Marlboro Township NJ Board of Educ. GO                5.00%            7/15/2012                      1,005               1,107
Marlboro Township NJ Board of Educ. GO                5.00%            7/15/2013                      1,000               1,092
Marlboro Township NJ Board of Educ. GO                5.25%            7/15/2013 (4)                  2,625               2,912
Marlboro Township NJ Board of Educ. GO                5.00%            7/15/2014                      1,045               1,137
Marlboro Township NJ Board of Educ. GO                5.25%            7/15/2014 (4)                  2,790               3,070
Marlboro Township NJ Board of Educ. GO                5.25%            7/15/2018 (4)                  2,850               3,099
Mercer County NJ Improvement Auth.
  Library System Rev.                                 6.00%            12/1/2003 (Prere.)             1,000               1,020
Mercer County NJ Improvement Auth. Solid Waste Rev.  5.375%            9/15/2012                     11,120              12,465
Mercer County NJ Improvement Auth.
  Special Services School Dist. Rev.                  5.75%           12/15/2008                      1,165               1,346
Mercer County NJ Improvement Auth.
  Special Services School Dist. Rev.                  5.95%           12/15/2012                      4,895               5,827
Middlesex County NJ COP                               5.00%             8/1/2011 (1)                  1,050               1,179
Middlesex County NJ COP                               5.50%             8/1/2015 (1)                  1,195               1,338

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
                                                                                                       FACE              MARKET
                                                                        MATURITY                     AMOUNT              VALUE*
NEW JERSEY LONG-TERM TAX-EXEMPT FUND                 COUPON                 DATE                      (000)               (000)
--------------------------------------------------------------------------------------------------------------------------------
Middlesex County NJ Improvement Auth.                5.375%            3/15/2022 (3)          $       1,825       $       1,977
Middlesex County NJ Improvement Auth.                5.375%            3/15/2023 (3)                  1,925               2,073
Middlesex County NJ Improvement Auth.                 5.00%            3/15/2031 (3)                 10,000              10,269
Middlesex County NJ Improvement Auth. Rev.
  Open Space Trust Fund                               5.25%            9/15/2019                      1,585               1,729
Middlesex County NJ Improvement Auth. Rev.
  Open Space Trust Fund                               5.25%            9/15/2020                      1,600               1,736
Middlesex County NJ Improvement Auth. Rev.
  Open Space Trust Fund                               5.25%            9/15/2021                      2,375               2,564
Middlesex County NJ Improvement Auth. Rev.
  Open Space Trust Fund                               5.25%            9/15/2022                      2,000               2,145
Middlesex County NJ Improvement Auth. Util.
  Systems Rev. (Perth Amboy)                          0.00%             9/1/2015 (2)                  2,000               1,206
Middlesex County NJ Improvement Auth. Util.
  Systems Rev. (Perth Amboy)                          0.00%             9/1/2016 (2)                  3,000               1,707
Middlesex County NJ Improvement Auth. Util.
  Systems Rev. (Perth Amboy)                          0.00%             9/1/2018 (2)                  4,550               2,289
Middlesex County NJ Util. Auth. Sewer Rev.            5.25%            3/15/2010 (3)                  1,740               1,887
Middlesex County NJ Util. Auth. Sewer Rev.           5.375%            9/15/2015 (3)                  3,775               4,088
Middlesex County NJ Util. Auth. Sewer Rev.           5.125%            12/1/2016 (3)                  3,050               3,315
Middletown Township NJ Board of Educ. GO              5.00%             8/1/2014 (4)                  2,735               2,974
Middletown Township NJ Board of Educ. GO              5.00%             8/1/2015 (4)                  2,015               2,186
Monmouth County NJ Improvement Auth. Rev.
  (Howell Township Board of Educ.)                    5.80%            7/15/2007 (2)(Prere.)          1,180               1,349
Monmouth County NJ Improvement Auth. Rev.
  (Howell Township Board of Educ.)                    5.00%            7/15/2013 (2)                  1,305               1,438
Monmouth County NJ Improvement Auth. Rev.
  (Howell Township Board of Educ.)                    5.00%            7/15/2019 (2)                  2,115               2,235
Monmouth County NJ Improvement Auth. Rev.
  (Howell Township Board of Educ.)                    5.00%            7/15/2020 (2)                  2,225               2,338
Monroe Township NJ Muni. Util. Auth.
  Middlesex County Rev.                               5.25%             2/1/2013 (3)                  1,210               1,335
Monroe Township NJ Muni. Util. Auth.
  Middlesex County Rev.                               5.25%             2/1/2014 (3)                  1,235               1,354
Montgomery Township NJ School Dist. GO                5.25%             8/1/2013 (1)                  1,285               1,442
Montgomery Township NJ School Dist. GO                5.25%             8/1/2017 (1)                  1,280               1,408
Montgomery Township NJ School Dist. GO                5.25%             8/1/2018 (1)                  1,280               1,399
Mount Laurel Township NJ Muni. Util. Auth. Util.
  System Rev.                                         6.00%             7/1/2004 (1)(Prere.)          2,580               2,655
New Jersey Econ. Dev. Auth. Lease Rev.
  (Bergen County Administration Complex)              5.50%           11/15/2012 (1)                  4,375               4,950
New Jersey Econ. Dev. Auth. Lease Rev.
  (Bergen County Administration Complex)             5.625%           11/15/2014 (1)                  4,870               5,512
New Jersey Econ. Dev. Auth. Lease Rev.
  (Bergen County Administration Complex)              5.75%           11/15/2016 (1)                  5,440               6,215
New Jersey Econ. Dev. Auth. Lease Rev.
  (Bergen County Administration Complex)              5.75%           11/15/2018 (1)                  6,080               6,947
New Jersey Econ. Dev. Auth. Rev.
  (Hillcrest Health Service)                          0.00%             1/1/2012 (2)                  2,500               1,822
New Jersey Econ. Dev. Auth. Rev.
  (Hillcrest Health Service)                          0.00%             1/1/2013 (2)                  3,000               2,072

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
                                                                                                       FACE              MARKET
                                                                        MATURITY                     AMOUNT              VALUE*
NEW JERSEY LONG-TERM TAX-EXEMPT FUND                 COUPON                 DATE                      (000)               (000)
--------------------------------------------------------------------------------------------------------------------------------
New Jersey Econ. Dev. Auth. Rev.
  (Lawrenceville School Project) VRDO                 1.05%            12/1/2003              $      14,700       $      14,700
New Jersey Econ. Dev. Auth. Rev.
  (Masonic Charity Foundation)                       5.875%             6/1/2018                      1,250               1,398
New Jersey Econ. Dev. Auth. Rev.
  (Masonic Charity Foundation)                        6.00%             6/1/2025                      1,000               1,104
New Jersey Econ. Dev. Auth. Rev.
  (Masonic Charity Foundation)                        5.50%             6/1/2031                      1,665               1,748
New Jersey Econ. Dev. Auth. Rev. (School Fac.)        5.50%            6/15/2013 (2)                  1,200               1,382
New Jersey Econ. Dev. Auth. Rev. (School Fac.)        5.25%            6/15/2017 (2)                  7,040               7,706
New Jersey Econ. Dev. Auth. Rev.
  (St. Barnabas Project)                              0.00%             7/1/2008 (1)                  2,305               2,031
New Jersey Econ. Dev. Auth. Rev.
  (St. Barnabas Project)                              0.00%             7/1/2011 (1)                  4,650               3,518
New Jersey Econ. Dev. Auth. Rev.
  (St. Barnabas Project)                              0.00%             7/1/2012 (1)                  4,550               3,246
New Jersey Econ. Dev. Auth. Rev.
  (St. Barnabas Project)                              0.00%             7/1/2013 (1)                  4,500               3,043
New Jersey Econ. Dev. Auth. Rev.
  (St. Barnabas Project)                              0.00%             7/1/2014 (1)                  4,210               2,697
New Jersey Econ. Dev. Auth. Rev. (Transp. Project)    5.25%             5/1/2009 (4)(Prere.)          4,500               5,092
New Jersey Econ. Dev. Auth. Rev. (Transp. Project)   5.875%             5/1/2009 (4)(Prere.)          3,465               4,030
New Jersey Econ. Dev. Auth. Rev. Motor Vehicle Comm.  0.00%             7/1/2012 (1)                 15,000              10,701
New Jersey Econ. Dev. Auth. Rev. Motor Vehicle Comm.  0.00%             7/1/2013 (1)                 18,500              12,511
New Jersey Econ. Dev. Auth. Rev. Motor Vehicle Comm.  0.00%             7/1/2014 (1)                 12,000               7,687
New Jersey Econ. Dev. Auth. Water Fac. Rev.
  (United Water Co.) VRDO                             1.09%            12/1/2003 (2)                 10,400              10,400
New Jersey Educ. Fac. Auth. Rev.                     5.875%             9/1/2007 (2)                  5,890               6,693
New Jersey Educ. Fac. Auth. Rev.                     5.875%             9/1/2008 (2)                  6,165               7,121
New Jersey Educ. Fac. Auth. Rev.                      5.75%             9/1/2012                      7,595               8,857
New Jersey Educ. Fac. Auth. Rev.                      5.00%             3/1/2016 (1)                  3,845               4,122
New Jersey Educ. Fac. Auth. Rev.                      5.75%             9/1/2016 (4)                  8,425               9,567
New Jersey Educ. Fac. Auth. Rev.                      5.00%             9/1/2019 (4)                  2,715               2,861
New Jersey Educ. Fac. Auth. Rev.                      5.00%             9/1/2020                     11,405              11,906
New Jersey Educ. Fac. Auth. Rev. (Drew Univ.)         5.25%             7/1/2020 (3)                  2,060               2,296
New Jersey Educ. Fac. Auth. Rev. (Drew Univ.)         5.25%             7/1/2021 (3)                  1,550               1,718
New Jersey Educ. Fac. Auth. Rev. (Kean Univ.)         5.25%             7/1/2021 (3)                  2,605               2,804
New Jersey Educ. Fac. Auth. Rev. (Kean Univ.)         5.25%             7/1/2022 (3)(Prere.)          2,775               2,969
New Jersey Educ. Fac. Auth. Rev.
  (New Jersey Institute of Technology)                5.25%             7/1/2017 (1)                  1,000               1,095
New Jersey Educ. Fac. Auth. Rev.
  (New Jersey Institute of Technology)                5.25%             7/1/2018 (1)                  1,470               1,602
New Jersey Educ. Fac. Auth. Rev.
  (New Jersey Institute of Technology)                5.25%             7/1/2020 (1)                  1,725               1,858
New Jersey Educ. Fac. Auth. Rev.
  (New Jersey Institute of Technology)                6.00%             7/1/2024 (1)                  1,500               1,568
New Jersey Educ. Fac. Auth. Rev. (Princeton Univ.)    5.25%             7/1/2016                      2,545               2,890
New Jersey Educ. Fac. Auth. Rev. (Princeton Univ.)    5.25%             7/1/2018                      4,785               5,401
New Jersey Educ. Fac. Auth. Rev. (Princeton Univ.)    5.25%             7/1/2019                      7,000               7,877
New Jersey Educ. Fac. Auth. Rev. (Princeton Univ.)
  VRDO                                                0.98%            12/1/2003                      9,100               9,100
New Jersey Educ. Fac. Auth. Rev. (Princeton Univ.)
  VRDO                                                1.05%            12/1/2003                        430                 430
New Jersey Educ. Fac. Auth. Rev. (Ramapo College)     5.00%             7/1/2015 (3)                  1,550               1,683
New Jersey Educ. Fac. Auth. Rev. (Ramapo College)     5.00%             7/1/2017 (3)                  1,700               1,821
New Jersey Educ. Fac. Auth. Rev. (Ramapo College)    5.625%             7/1/2019 (1)                  2,105               2,358
New Jersey Educ. Fac. Auth. Rev. (Ramapo College)     5.00%             7/1/2020 (3)                  1,010               1,061
New Jersey Educ. Fac. Auth. Rev. (Rowan Univ.)        5.25%             7/1/2014 (3)                  2,305               2,552

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
                                                                                                       FACE              MARKET
                                                                        MATURITY                     AMOUNT              VALUE*
NEW JERSEY LONG-TERM TAX-EXEMPT FUND                 COUPON                 DATE                      (000)               (000)
--------------------------------------------------------------------------------------------------------------------------------
New Jersey Educ. Fac. Auth. Rev. (Rowan Univ.)        5.25%             7/1/2015 (3)          $       1,880       $       2,078
New Jersey Educ. Fac. Auth. Rev. (Rowan Univ.)        5.25%             7/1/2016 (3)                  2,050               2,253
New Jersey Educ. Fac. Auth. Rev. (Rowan Univ.)       5.125%             7/1/2021 (3)                  2,800               2,971
New Jersey Educ. Fac. Auth. Rev. (Rowan Univ.)        5.25%             7/1/2024 (3)                 11,210              11,759
New Jersey Educ. Fac. Auth. Rev. (Rowan Univ.)        5.00%             7/1/2031 (3)                  1,965               2,008
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)   5.25%             7/1/2010 (2)                  1,500               1,688
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)   5.25%             7/1/2012 (2)                  1,275               1,416
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)   5.25%             7/1/2014 (2)                    500                 551
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)   5.25%             7/1/2015 (2)                    400                 440
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)   5.25%             7/1/2016 (2)                    200                 220
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)   5.60%             7/1/2016 (1)                  1,000               1,091
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)  5.625%             7/1/2019 (1)                  3,625               3,954
New Jersey Educ. Fac. Auth. Rev.
  (Stevens Institute of Technology)                  5.125%             7/1/2022                      4,000               4,068
New Jersey Educ. Fac. Auth. Rev.
  (Stevens Institute of Technology)                   5.25%             7/1/2032                      6,000               6,081
New Jersey Educ. Fac. Auth. Rev. (William Patterson)  5.20%             7/1/2015 (3)                    755                 827
New Jersey Educ. Fac. Auth. Rev. (William Patterson)  5.30%             7/1/2017 (3)                    250                 275
New Jersey Educ. Fac. Auth. Rev. (William Patterson) 5.375%             7/1/2018 (3)                    905                 998
New Jersey Educ. Fac. Auth. Rev. (William Patterson) 5.375%             7/1/2019 (3)                    360                 395
New Jersey Environmental Infrastructure Trust
  Wastewater Treatment Rev.                          5.125%             9/1/2015                      5,090               5,558
New Jersey Environmental Infrastructure Trust
  Wastewater Treatment Rev.                           5.00%             9/1/2017                      1,525               1,630
New Jersey Health Care Fac. Financing Auth. Rev.
  (Atlantic City Medical Center)                      6.00%             7/1/2008                      2,530               2,831
New Jersey Health Care Fac. Financing Auth. Rev.
  (Atlantic City Medical Center)                      6.25%             7/1/2017                      3,950               4,367
New Jersey Health Care Fac. Financing Auth. Rev.
  (Atlantic City Medical Center)                      5.75%             7/1/2025                      5,000               5,245
New Jersey Health Care Fac. Financing Auth. Rev.
  (Capital Health Systems Obligated Group)            5.75%             7/1/2023 +                    5,000               5,111
New Jersey Health Care Fac. Financing Auth. Rev.
  (Community Medical Center/Kimball Medical Center/
    Kensington Manor Care Center)                     5.25%             7/1/2009 (4)                  5,500               6,134
New Jersey Health Care Fac. Financing Auth. Rev.
  (Community Medical Center/Kimball Medical Center/
    Kensington Manor Care Center)                     5.00%             7/1/2010 (4)                  4,695               5,121
New Jersey Health Care Fac. Financing Auth. Rev.
  (Community Medical Center/Kimball Medical Center/
    Kensington Manor Care Center)                     5.25%             7/1/2012 (4)                  1,500               1,649
New Jersey Health Care Fac. Financing Auth. Rev.
  (Hackensack Univ. Medical Center)                  5.375%             1/1/2013 (1)                  2,355               2,598
New Jersey Health Care Fac. Financing Auth. Rev.
  (Hackensack Univ. Medical Center)                  5.375%             1/1/2014 (1)                  2,965               3,248
New Jersey Health Care Fac. Financing Auth. Rev.
  (Holy Name Hosp.)                                   5.25%             7/1/2020 (2)                  4,100               4,387
New Jersey Health Care Fac. Financing Auth. Rev.
  (Jersey Shore Medical Center)                       6.20%             7/1/2013 (2)                  1,345               1,409
New Jersey Health Care Fac. Financing Auth. Rev.
  (Jersey Shore Medical Center)                       6.20%             7/1/2014 (2)                  1,320               1,383

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE              MARKET
                                                                        MATURITY                     AMOUNT              VALUE*
NEW JERSEY LONG-TERM TAX-EXEMPT FUND                 COUPON                 DATE                      (000)               (000)
--------------------------------------------------------------------------------------------------------------------------------
New Jersey Health Care Fac. Financing Auth. Rev.
  (Jersey Shore Medical Center)                       6.25%             7/1/2016 (2)          $         860       $         901
New Jersey Health Care Fac. Financing Auth. Rev.
  (Mercer Medical Center)                             6.50%             7/1/2010 (1)                  6,000               6,039
New Jersey Health Care Fac. Financing Auth. Rev.
  (Meridian Health System Obligated Group)           5.625%             7/1/2012 (4)                  3,710               4,179
New Jersey Health Care Fac. Financing Auth. Rev.
  (Meridian Health System Obligated Group)           5.625%             7/1/2013 (4)                  7,355               8,283
New Jersey Health Care Fac. Financing Auth. Rev.
  (Meridian Health System Obligated Group)            5.25%             7/1/2029 (4)                 13,450              14,152
New Jersey Health Care Fac. Financing Auth. Rev.
  (Mountainside Hosp.)                                5.35%             7/1/2007 (1)                  3,215               3,290
New Jersey Health Care Fac. Financing Auth. Rev.
  (Riverside Medical Center)                          6.25%             7/1/2010 (2)(ETM)             2,935               3,502
New Jersey Health Care Fac. Financing Auth. Rev.
  (South Jersey Hosp.)                               5.875%             7/1/2021                      3,500               3,618
New Jersey Health Care Fac. Financing Auth. Rev.
  (South Jersey Hosp.)                                6.00%             7/1/2026                      3,500               3,601
New Jersey Health Care Fac. Financing Auth. Rev.
  (South Jersey Hosp.)                                6.00%             7/1/2032                      3,000               3,073
New Jersey Health Care Fac. Financing Auth. Rev.
  (St.  Barnabas  Health Care)                        5.25%             7/1/2013 (1)                  3,000               3,290
New Jersey  Health Care Fac. Financing Auth. Rev.
  (St.  Barnabas  Health Care)                        5.25%             7/1/2016 (1)                  3,300               3,609
New Jersey  Health Care Fac. Financing Auth. Rev.
  (St.  Barnabas  Health Care)                        0.00%             7/1/2021 (1)                  3,000               1,269
New Jersey  Health Care Fac. Financing Auth. Rev.
  (St. Clares Riverside Medical Center)               5.75%             7/1/2014 (1)                  8,500               8,880
New Jersey Health Care Fac. Financing Auth. Rev.
  (Virtua Health)                                     5.25%             7/1/2014 (4)                 11,000              12,080
New Jersey Higher Educ. Assistance Auth.
  Student Loan Rev.                                   4.95%             6/1/2010 (2)                  5,070               5,441
New Jersey Higher Educ. Assistance Auth.
  Student Loan Rev.                                   5.05%             6/1/2011 (2)                  4,080               4,369
New Jersey Higher Educ. Assistance Auth.
  Student Loan Rev.                                   5.05%             6/1/2012 (1)                    955               1,028
New Jersey Higher Educ. Assistance Auth.
  Student Loan Rev.                                   5.15%             6/1/2012 (2)                  4,215               4,493
New Jersey Higher Educ. Assistance Auth.
  Student Loan Rev.                                   5.10%             6/1/2013 (1)                  2,160               2,315
New Jersey Higher Educ. Assistance Auth.
  Student Loan Rev.                                   5.20%             6/1/2013 (2)                  6,565               6,971
New Jersey Higher Educ. Assistance Auth.
  Student Loan Rev.                                  5.125%             6/1/2014 (1)                  1,245               1,328
New Jersey Higher Educ. Assistance Auth.
  Student Loan Rev.                                   5.25%             6/1/2018 (1)                    675                 714
New Jersey Highway Auth. Rev. (Garden State Parkway)  5.60%             1/1/2010 (3)(Prere.)          7,535               8,754
New Jersey Highway Auth. Rev. (Garden State Parkway)  6.20%             1/1/2010 (2)(ETM)            20,000              23,299
New Jersey Highway Auth. Rev. (Garden State Parkway)  5.50%             1/1/2013 (3)(ETM)            10,000              11,495
New Jersey Highway Auth. Rev. (Garden State Parkway)  5.50%             1/1/2014 (3)(ETM)             7,500               8,621
New Jersey Highway Auth. Rev. (Garden State Parkway)  5.50%             1/1/2015 (3)(ETM)             7,500               8,616

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE              MARKET
                                                                        MATURITY                     AMOUNT              VALUE*
NEW JERSEY LONG-TERM TAX-EXEMPT FUND                 COUPON                 DATE                      (000)               (000)
--------------------------------------------------------------------------------------------------------------------------------
New Jersey Highway Auth. Rev. (Garden State Parkway)  5.50%             1/1/2016 (3)(ETM)     $       2,000       $       2,292
New Jersey Housing & Mortgage
  Finance Agency Multi-Family Housing Rev.            5.70%             5/1/2020 (4)                  2,255               2,406
New Jersey Housing & Mortgage Finance Agency Rev.
  (Home Buyer)                                        5.40%            10/1/2020 (1)                  1,210               1,271
New Jersey Sports & Exposition Auth. Rev.             6.50%             3/1/2013 (1)                 10,000              12,103
New Jersey Sports & Exposition Auth. Rev.             5.50%             3/1/2017 (1)                  5,755               6,604
New Jersey Sports & Exposition Auth. Rev. VRDO        1.00%            12/8/2003 (1)                 16,290              16,290
New Jersey Sports & Exposition Auth. Rev. VRDO        1.08%            12/8/2003 (1)                  3,045               3,045
New Jersey Transp. Corp. COP                          6.00%            9/15/2009 (2)(Prere.)         10,000              11,798
New Jersey Transp. Corp. COP                          5.75%            9/15/2010 (2)(Prere.)          2,000               2,345
New Jersey Transp. Corp. COP                          5.50%            9/15/2012 (2)                 20,000              22,781
New Jersey Transp. Corp. COP                          5.50%            9/15/2014 (2)                  1,500               1,714
New Jersey Transp. Corp. COP                          5.50%            9/15/2015 (2)                 15,000              17,144
New Jersey Transp. Trust Fund Auth. Rev.              5.50%            6/15/2005 (1)(Prere.)            700                 759
New Jersey Transp. Trust Fund Auth. Rev.              6.00%            6/15/2007 (2)(Prere.)         16,280              18,851
New Jersey Transp. Trust Fund Auth. Rev.              6.00%            6/15/2010 (Prere.)             5,000               5,917
New Jersey Transp. Trust Fund Auth. Rev.              6.00%           12/15/2011 (1)(Prere.)          2,000               2,403
New Jersey Transp. Trust Fund Auth. Rev.              6.00%           12/15/2011 (1)(Prere.)         15,000              17,996
New Jersey Transp. Trust Fund Auth. Rev.              6.00%           12/15/2011 (1)(Prere.)         13,000              15,597
New Jersey Transp. Trust Fund Auth. Rev.              6.00%           12/15/2011 (1)(Prere.)          5,000               5,999
New Jersey Transp. Trust Fund Auth. Rev.              5.50%            6/15/2013 (1)                  2,300               2,483
New Jersey Transp. Trust Fund Auth. Rev.              5.75%            6/15/2020                      5,000               5,813
New Jersey Turnpike Auth. Rev.                        5.75%             1/1/2010 (1)(Prere.)          1,620               1,882
New Jersey Turnpike Auth. Rev.                        6.00%             1/1/2013 (1)                  1,000               1,189
New Jersey Turnpike Auth. Rev.                        6.50%             1/1/2013 (1)(ETM)            20,000              24,462
New Jersey Turnpike Auth. Rev.                        5.75%             1/1/2016 (1)                    665                 747
New Jersey Turnpike Auth. Rev.                        6.50%             1/1/2016 (1)                  6,175               7,598
New Jersey Turnpike Auth. Rev.                        6.50%             1/1/2016 (1)(ETM)            22,095              27,058
New Jersey Turnpike Auth. Rev.                        5.75%             1/1/2017 (1)                 10,000              11,236
New Jersey Turnpike Auth. Rev.                       5.375%             1/1/2020 (1)                  3,500               3,814
New Jersey Turnpike Auth. Rev.                        5.50%             1/1/2025 (1)                  1,800               1,938
New Jersey Turnpike Auth. Rev. VRDO                   1.05%            12/8/2003 (3)LOC                 100                 100
New Jersey Turnpike Auth. Rev. VRDO                   1.10%            12/8/2003 (4)                  1,000               1,000
New Jersey Turnpike Auth. Rev. VRDO                   1.10%            12/8/2003 (4)                  2,000               2,000
New Jersey Water Supply Auth.
  Delaware & Raritan Water System Rev.               5.375%            11/1/2010 (1)                  2,230               2,470
New Jersey Water Supply Auth.
  Delaware & Raritan Water System Rev.               5.375%            11/1/2011 (1)                  2,345               2,568
New Jersey Water Supply Auth.
  Delaware & Raritan Water System Rev.               5.375%            11/1/2013 (1)                  2,600               2,804
Newark NJ GO                                          5.50%            10/1/2008 (2)                  1,660               1,889
Newark NJ School Dist. GO                            5.375%           12/15/2013 (1)                  2,000               2,264
North Bergen Township NJ GO                           8.00%            8/15/2006 (4)                  1,885               2,200
North Hudson NJ Sewer Auth. Rev.                     5.125%             8/1/2008 (3)                  2,000               2,187
North Hudson NJ Sewer Auth. Rev.                      5.25%             8/1/2016 (3)                 14,360              15,547
North Hudson NJ Sewer Auth. Rev.                     5.125%             8/1/2022 (3)                  4,000               4,107
Ocean County NJ Util. Auth. Wastewater Rev.           6.30%             1/1/2005 (Prere.)             2,215               2,359
Ocean County NJ Util. Auth. Wastewater Rev.           6.35%             1/1/2005 (Prere.)             2,360               2,515
Ocean County NJ Util. Auth. Wastewater Rev.           6.35%             1/1/2005 (Prere.)             2,515               2,680
Ocean County NJ Util. Auth. Wastewater Rev.           5.00%             1/1/2014                      6,000               6,636

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE              MARKET
                                                                        MATURITY                     AMOUNT              VALUE*
NEW JERSEY LONG-TERM TAX-EXEMPT FUND                 COUPON                 DATE                      (000)               (000)
--------------------------------------------------------------------------------------------------------------------------------
Ocean County NJ Util. Auth. Wastewater Rev.           5.25%             1/1/2017              $       2,665       $       2,903
Ocean County NJ Util. Auth. Wastewater Rev.           5.25%             1/1/2018                      2,345               2,537
Ocean County NJ Util. Auth. Wastewater Rev.           6.60%             1/1/2018 (3)(ETM)             2,500               3,100
Port Auth. of New York & New Jersey Rev.             5.125%           11/15/2012 (3)                  2,500               2,664
Port Auth. of New York & New Jersey Rev.             5.125%           11/15/2014 (3)                  6,025               6,360
Port Auth. of New York & New Jersey Rev.              5.50%           12/15/2014 (2)                  2,790               3,097
Port Auth. of New York & New Jersey Rev.              5.00%             8/1/2015                      3,370               3,496
Port Auth. of New York & New Jersey Rev.             5.875%            9/15/2015 (3)                 10,000              11,111
Port Auth. of New York & New Jersey Rev.              5.50%           12/15/2019 (2)                  5,125               5,554
Port Auth. of New York & New Jersey Rev.              5.20%            7/15/2021 (2)                  3,250               3,339
Port Auth. of New York & New Jersey Rev.             5.375%            7/15/2022 (3)                 15,000              16,286
Port Auth. of New York & New Jersey Rev.             5.125%           10/15/2030 (1)                  6,725               6,887
Port Auth. of New York & New Jersey Rev.             5.375%           10/15/2035 (1)                  3,000               3,188
Rutgers State Univ. New Jersey                        6.40%             5/1/2013                      3,000               3,600
Salem County NJ Financing Auth. PCR
  (Atlantic City Electric Co.) VRDO                   1.05%            12/8/2003 (1)                    800                 800
South Brunswick Township NJ Board of Educ. GO         6.40%             8/1/2005 (3)(Prere.)          2,205               2,391
South Brunswick Township NJ Board of Educ. GO         5.25%             8/1/2020 (3)                  1,785               1,923
South Brunswick Township NJ Board of Educ. GO         5.25%             8/1/2022 (3)                  3,000               3,207
South Jersey Port Corp. New Jersey Rev.               5.00%             1/1/2023                      2,000               2,038
South Jersey Port Corp. New Jersey Rev.               5.20%             1/1/2023                      1,500               1,532
South Jersey Port Corp. New Jersey Rev.               5.10%             1/1/2033                      1,500               1,519
South Jersey Transp. Auth.
  New Jersey Transp. System Rev.                      5.25%            11/1/2013 (2)                  4,000               4,446
South Jersey Transp. Auth.
  New Jersey Transp. System Rev.                      5.25%            11/1/2014 (2)                  4,125               4,566
South Jersey Transp. Auth.
  New Jersey Transp. System Rev.                      5.00%            11/1/2029 (2)                  9,850              10,063
Stafford NJ Muni. Util. Auth. Water & Sewer Rev.      5.50%             6/1/2011 (3)                  3,100               3,568
Toms River NJ School Dist. GO                         5.00%            1/15/2020 (4)                  1,510               1,589
Union County NJ Improvement Auth. Rev.
  (Plainfield Board of Educ.)                         5.80%             8/1/2007 (3)(Prere.)          4,000               4,581
Union County NJ Util. Auth. Rev. (Ogden Martin)       5.25%             6/1/2006 (2)                  5,375               5,811
Union County NJ Util. Auth. Rev. (Ogden Martin)      5.375%             6/1/2011 (2)                  8,375               9,229
Union County NJ Util. Auth. Rev. (Ogden Martin)      5.375%             6/1/2012 (2)                  8,995               9,864
Union County NJ Util. Auth. Rev. (Ogden Martin)      5.375%             6/1/2013 (2)                  9,445              10,024
Univ. of Medicine & Dentistry New Jersey COP          5.00%            4/15/2025 (2)                  1,650               1,696
Univ. of Medicine & Dentistry New Jersey Rev.         6.50%            12/1/2012 (1)(ETM)             4,000               4,824
Univ. of Medicine & Dentistry New Jersey Rev.        5.375%            12/1/2015 (2)                  2,325               2,610
Univ. of Medicine & Dentistry New Jersey Rev.        5.375%            12/1/2016 (2)                  1,110               1,238
Univ. of Medicine & Dentistry New Jersey Rev.         5.50%            12/1/2018 (2)                  1,250               1,391
Univ. of Medicine & Dentistry New Jersey Rev.         5.50%            12/1/2019 (2)                  3,000               3,326
Univ. of Medicine & Dentistry New Jersey Rev.         5.50%            12/1/2020 (2)                  3,675               4,059
Univ. of Medicine & Dentistry New Jersey Rev.         5.50%            12/1/2021 (2)                  2,000               2,201
Univ. of Medicine & Dentistry New Jersey Rev.         5.50%            12/1/2023 (2)                  7,330               7,987
Univ. of Medicine & Dentistry New Jersey Rev.         5.50%            12/1/2027 (2)                 10,100              10,889
Vernon Township NJ School Dist. GO                    5.25%            12/1/2014 (3)                  1,200               1,328
Vernon Township NJ School Dist. GO                    5.30%            12/1/2015 (3)                  1,200               1,331
Vernon Township NJ School Dist. GO                   5.375%            12/1/2016 (3)                  1,200               1,336
Vernon Township NJ School Dist. GO                   5.375%            12/1/2017 (3)                  1,200               1,331
Vernon Township NJ School Dist. GO                   5.375%            12/1/2018 (3)                  1,200               1,325

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
                                                                                                       FACE              MARKET
                                                                        MATURITY                     AMOUNT              VALUE*
NEW JERSEY LONG-TERM TAX-EXEMPT FUND                 COUPON                 DATE                      (000)               (000)
--------------------------------------------------------------------------------------------------------------------------------
West Orange NJ Board of Educ. COP                    5.625%            10/1/2019 (1)          $       2,500       $       2,807
West Orange NJ Board of Educ. COP                     6.00%            10/1/2024 (1)                  1,000               1,131
West Orange NJ Board of Educ. COP                    5.625%            10/1/2029 (1)                  2,000               2,186
West Windsor Plainsboro NJ Regional School Dist.      5.00%            12/1/2012 (4)                  2,720               3,054
West Windsor Plainsboro NJ Regional School Dist.      5.00%            12/1/2013 (4)                  2,215               2,463
West Windsor Plainsboro NJ Regional School Dist.      5.00%            12/1/2014 (4)                  1,000               1,103
West Windsor Plainsboro NJ Regional School Dist.      5.00%            12/1/2015 (4)                  1,000               1,096
OUTSIDE NEW JERSEY:
Guam Govt. Ltd. Obligation Infrastructure
  Improvement Rev.                                   5.125%            11/1/2011 (2)                  3,400               3,779
Puerto Rico Electric Power Auth. Rev.                 5.25%             7/1/2017 (1)                  3,200               3,528
Puerto Rico GO                                        5.50%             7/1/2013 (3)                  4,000               4,643
Puerto Rico GO                                        5.50%             7/1/2014 (3)                  2,000               2,324
Puerto Rico GO                                        5.50%             7/1/2017 (5)                  5,000               5,769
Puerto Rico GO                                        5.00%             7/1/2018 (1)                  6,500               6,953
Puerto Rico GO                                        5.50%             7/1/2018                      5,540               6,172
Puerto Rico Govt. Dev. Bank VRDO                      1.01%            12/8/2003 (1)                  6,300               6,300
Puerto Rico Housing Finance Corp. Home Mortgage Rev.  5.30%            12/1/2028                      2,965               3,044
Puerto Rico Muni. Finance Agency                      5.25%             8/1/2019 (4)                  5,000               5,450
Puerto Rico Muni. Finance Agency                      5.50%             8/1/2019 (4)                  2,000               2,237
Puerto Rico Public Buildings Auth. Govt. Fac. Rev.    5.50%             7/1/2014                      5,000               5,628
Puerto Rico Public Buildings Auth. Govt. Fac. Rev.    5.50%             7/1/2015                      4,150               4,657
Puerto Rico Public Buildings Auth. Govt. Fac. Rev.    5.50%             7/1/2016                      3,000               3,350
Puerto Rico Public Buildings Auth. Govt. Fac. Rev.    5.75%             7/1/2017                      2,000               2,274
Puerto Rico Public Finance Corp.                      6.00%             8/1/2026                      5,000               5,748
Puerto Rico Public Finance Corp.                      5.50%             8/1/2029                      4,385               4,590
-------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (Cost $1,399,012)                                                                               1,513,418
-------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.7%)
-------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                     24,366
Liabilities                                                                                                            (13,508)
                                                                                                                  -------------
                                                                                                                         10,858
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                                    $1,524,276
===============================================================================================================================

*See Note A in Notes to Financial Statements.
*Securities with a value of $2,552,000 have been segregated as initial margin for open futures contracts. YSecurity purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of November 30, 2003. For key to abbreviations and other references, see page 27.

                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT NOVEMBER 30, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                       $1,400,682
Undistributed Net Investment Income                                           --
Accumulated Net Realized Gains                                             9,341
Unrealized Appreciation (Depreciation)
  Investment Securities                                                  114,406
  Futures Contracts                                                        (153)
--------------------------------------------------------------------------------
NET ASSETS $1,524,276
================================================================================

Investor Shares--Net Assets
Applicable to 74,975,934 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                      $920,286
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                $12.27
================================================================================

Admiral Shares--Net Assets
Applicable to 49,207,298 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                      $603,990
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES $12.27
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.


KEY TO ABBREVIATIONS
BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
FR--Floating Rate.
GAN--Grant Anticipation Note.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
IDR--Industrial Development Revenue Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
UFSD--Union Free School District.
USD--United School District.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.


Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company). (4) FSA (Financial Security Assurance). (5) BIGI (Bond Investors Guaranty Insurance). (6) Connie Lee Inc.
(7) FHA (Federal Housing Authority). (8) CapMAC (Capital Markets Assurance Corporation). (9) American Capital Access Financial Guaranty Corporation. (10) XL Capital Assurance Inc.
The  insurance  does not  guarantee  the market  value of the  municipal  bonds.
LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period. For money market funds, Realized Net Gain (Loss) should always be minimal, and Unrealized Appreciation (Depreciation) should be zero.
--------------------------------------------------------------------------------
                              NEW JERSEY TAX-EXEMPT         NEW JERSEY LONG-TERM
                                  MONEY MARKET FUND              TAX-EXEMPT FUND
                    ------------------------------------------------------------
                                       Year Ended November 30, 2003
--------------------------------------------------------------------------------
                                              (000)                        (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                 $ 18,875                     $ 72,201
--------------------------------------------------------------------------------
    Total Income                             18,875                       72,201
--------------------------------------------------------------------------------
EXPENSES
The Vanguard Group--Note B
  Investment Advisory Services                  257                          221
  Management and Administrative
    Investor Shares                           2,325                        1,216
    Admiral Shares                               --                          481
  Marketing and Distribution
    Investor Shares                             337                          134
    Admiral Shares                               --                           68
Custodian Fees                                   14                           16
Auditing Fees                                    10                           15
Shareholders' Reports and Proxies
  Investor Shares                               104                           99
  Admiral Shares                                 --                            9
Trustees' Fees and Expenses                       2                            2
--------------------------------------------------------------------------------
  Total Expenses                              3,049                        2,261
  Expenses Paid Indirectly--Note C               --                         (35)
--------------------------------------------------------------------------------
  Net Expenses                                3,049                        2,226
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                        15,826                       69,975
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                   (76)                        9,657
  Futures Contracts                              --                        2,178
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                       (76)                       11,835
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION)
  Investment Securities                          --                       22,024
  Futures Contracts                              --                        (207)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION)                                   --                       21,817
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                 $15,750                     $103,627
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------

                                         NEW JERSEY                 NEW JERSEY
                                         TAX-EXEMPT                 LONG-TERM
                                     MONEY MARKET FUND           TAX-EXEMPT FUND
                                    -------------------         ----------------
                                                YEAR ENDED NOVEMBER 30,
--------------------------------------------------------------------------------
                                       2003        2002         2003        2002
                                      (000)       (000)        (000)     (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income             $15,826     $21,282      $69,975     $72,103
  Realized Net Gain (Loss)             (76)         300       11,835       6,883
  Change in Unrealized Appreciation
  (Depreciation)                         --          --       21,817      14,455
--------------------------------------------------------------------------------
    Net Increase (Decrease)
    in Net Assets Resulting
    from Operations                  15,750      21,582      103,627      93,441
--------------------------------------------------------------------------------
DISTRIBUTIONS
  NET INVESTMENT INCOME
    Investor Shares                (15,826)    (21,282)     (42,661)    (45,566)
    Admiral Shares                       --          --     (27,314)    (26,537)
  Realized Capital Gain*
    Investor Shares                      --          --      (3,754)     (1,885)
    Admiral Shares                       --          --      (2,337)       (954)
--------------------------------------------------------------------------------
    Total Distributions            (15,826)    (21,282)     (76,066)    (74,942)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE F
  Investor Shares                   116,763     208,279     (53,688)     (7,311)
  Admiral Shares                         --          --      (4,247)     113,510
--------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions    116,763     208,279     (57,935)     106,199
--------------------------------------------------------------------------------
Total Increase (Decrease)           116,687     208,579     (30,374)     124,698
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period             1,757,531   1,548,952    1,554,650   1,429,952
--------------------------------------------------------------------------------
  End of Period                  $1,874,218  $1,757,531   $1,524,276  $1,554,650
================================================================================
*Includes fiscal 2003 and 2002 short-term gain distributions by the Long-Term Tax-Exempt Fund totaling $0 and $321,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS
This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.


NEW JERSEY TAX-EXEMPT MONEY MARKET FUND
-------------------------------------------------------------------------------------------------------

                                                                         YEAR ENDED NOVEMBER 30,
                                                              -----------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2003     2002     2001     2000     1999
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $1.00    $1.00    $1.00    $1.00    $1.00
-------------------------------------------------------------------------------------------------------
Investment Operations
  Net Investment Income                                        .009     .013     .028     .036     .028
  Net Realized and Unrealized Gain (Loss) on Investments         --       --       --       --       --
-------------------------------------------------------------------------------------------------------
    Total from Investment Operations                           .009     .013     .028     .036     .028
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                       (.009)   (.013)   (.028)   (.036)   (.028)
  Distributions from Realized Capital Gains                      --       --       --       --       --
-------------------------------------------------------------------------------------------------------
Total Distributions                                          (.009)   (.013)   (.028)   (.036)   (.028)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $1.00    $1.00    $1.00    $1.00    $1.00
=======================================================================================================

TOTAL RETURN                                                  0.87%    1.29%    2.80%    3.68%    2.86%
=======================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $1,874   $1,758   $1,549   $1,427   $1,263
  Ratio of Total Expenses to Average Net Assets               0.17%    0.17%    0.18%    0.18%    0.20%
  Ratio of Net Investment Income to Average Net Assets        0.87%    1.28%    2.74%    3.62%    2.82%
=======================================================================================================

NEW JERSEY LONG-TERM TAX-EXEMPT FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------

                                                                         YEAR ENDED NOVEMBER 30,
                                                              -----------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2003     2002     2001     2000     1999
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $12.06   $11.91   $11.52   $11.19   $11.98
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .549     .575     .581     .599     .590
  Net Realized and Unrealized Gain (Loss) on Investments       .257     .174     .390     .330   (.738)
-------------------------------------------------------------------------------------------------------
    Total from Investment Operations                           .806     .749     .971     .929   (.148)
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                       (.549)   (.575)   (.581)   (.599)   (.590)
  Distributions from Realized Capital Gains                  (.047)   (.024)       --       --   (.052)
-------------------------------------------------------------------------------------------------------
    TOTAL DISTRIBUTIONS                                      (.596)   (.599)   (.581)   (.599)   (.642)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $12.27   $12.06   $11.91   $11.52   $11.19
=======================================================================================================

TOTAL RETURN                                                  6.81%    6.42%    8.55%    8.57%   -1.31%
=======================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                           $920     $958     $954   $1,235   $1,155
Ratio of Total Expenses to Average Net Assets                 0.17%    0.18%    0.20%    0.19%    0.19%
Ratio of Net Investment Income to Average Net Assets          4.49%    4.78%    4.89%    5.33%    5.06%
Portfolio Turnover Rate                                         14%      15%       8%      14%      11%
=======================================================================================================

NEW JERSEY LONG-TERM TAX-EXEMPT FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                      YEAR ENDED
                                                     NOVEMBER 30,     MAY 14* TO
                                                    --------------      NOV. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD       2003     2002          2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $12.06   $11.91        $11.76
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                              .557     .582          .318
  Net Realized and Unrealized
  Gain (Loss) on Investments                         .257     .174          .150
--------------------------------------------------------------------------------
    Total from Investment Operations                 .814     .756          .468
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income             (.557)   (.582)        (.318)
  Distributions from Realized Capital Gains        (.047)   (.024)            --
--------------------------------------------------------------------------------
    Total Distributions                            (.604)   (.606)        (.318)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $12.27   $12.06        $11.91
================================================================================
TOTAL RETURN                                        6.87%    6.48%         4.00%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)               $604     $597          $476
  Ratio of Total Expenses to Average Net Assets     0.11%    0.12%       0.15%**
  Ratio of Net Investment Income
  to Average Net Assets                             4.55%    4.82%       4.84%**
  Portfolio Turnover Rate                             14%      15%            8%
================================================================================
*Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard New Jersey Tax-Exempt Funds comprise the New Jersey Tax-Exempt Money Market Fund and the New Jersey Long-Term Tax-Exempt Fund, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of New Jersey.

The Long-Term Tax-Exempt Fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. The Tax-Exempt Money Market Fund offers only Investor Shares.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the funds' pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. FUTURES CONTRACTS: The Long-Term Tax-Exempt Fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. DISTRIBUTIONS: Dividends from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2003, the funds had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                            CAPITAL CONTRIBUTION     PERCENTAGE    PERCENTAGE OF
                                     TO VANGUARD        OF FUND       VANGUARD'S
NEW JERSEY TAX-EXEMPT FUND                 (000)     NET ASSETS   CAPITALIZATION
--------------------------------------------------------------------------------
Money Market                                $300          0.02%            0.30%
Long-Term                                    245          0.02             0.24
--------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

C. The funds' investment advisor may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' management and administrative expenses. The funds' custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended November 30, 2003, these arrangements reduced the Long-Term Tax-Exempt Fund's management and administrative expenses by $34,000 and custodian fees by $1,000.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The Long-Term Tax-Exempt Fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $1,634,000 from accumulated net realized gains to paid-in capital.

For tax  purposes,  at November  30, 2003,  the  Long-Term  Tax-Exempt  Fund had
capital gains of $10,012,000 available for distribution, which includes $1,280,000 of short-term gains. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

The Long-Term Tax-Exempt Fund had realized losses totaling $824,000 through November 30, 2003, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes.

At November 30, 2003, net unrealized appreciation of Long-Term Tax-Exempt Fund investment securities for tax purposes was $113,582,000, consisting of unrealized gains of $115,944,000 on securities that had risen in value since their purchase and $2,362,000 on securities that had fallen in value since their purchase.

At November 30, 2003, the aggregate settlement value of open futures contracts expiring through March 2004 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                             (000)
                                                  ------------------------------
                                                   AGGREGATE          UNREALIZED
NEW JERSEY TAX-EXEMPT FUND/      NUMBER OF LONG   SETTLEMENT        APPRECIATION
FUTURES CONTRACTS             (SHORT) CONTRACTS        VALUE      (DEPRECIATION)
--------------------------------------------------------------------------------
Long-Term/30-Year U.S. Treasury Bond        135      $14,559              $(153)
--------------------------------------------------------------------------------

Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

E. During the year ended November 30, 2003, the Long-Term Tax-Exempt Fund purchased $203,813,000 of investment securities and sold $269,440,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

----------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED NOVEMBER 30,
                                                       ---------------------------------------------------
                                                            2003                           2002
                                                 --------------------------     --------------------------
                                                      AMOUNT         SHARES          AMOUNT         SHARES
NEW JERSEY TAX-EXEMPT FUND                             (000)          (000)           (000)          (000)
----------------------------------------------------------------------------------------------------------
Money Market
  Issued                                          $1,383,762      1,383,762      $1,363,789      1,363,789
  Issued in Lieu of Cash Distributions                15,276         15,276          20,389         20,389
  Redeemed                                       (1,282,275)    (1,282,275)     (1,175,899)    (1,175,899)
                                                 ---------------------------------------------------------
    Net Increase (Decrease)                          116,763        116,763         208,279        208,279
----------------------------------------------------------------------------------------------------------
Long-Term
Investor Shares
  Issued                                            $179,119         14,622        $232,695         19,338
  Issued in Lieu of Cash Distributions                35,052          2,861          35,624          2,965
  Redeemed                                         (267,859)       (21,902)       (275,630)       (22,986)
                                                 ---------------------------------------------------------
    Net Increase (Decrease)--Investor Shares        (53,688)        (4,419)         (7,311)          (683)
                                                 ---------------------------------------------------------
Admiral Shares
  Issued                                             151,666         12,436         221,274         18,475
  Issued in Lieu of Cash Distributions                22,228          1,814          20,579          1,710
  Redeemed                                         (178,141)       (14,538)       (128,343)       (10,673)
                                                 ---------------------------------------------------------
    Net Increase (Decrease)--Admiral Shares          (4,247)          (288)         113,510          9,512
----------------------------------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard New Jersey Tax-Exempt Funds:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New Jersey Tax-Exempt Money Market Fund and New Jersey Long-Term Tax-Exempt Fund (constituting Vanguard New Jersey Tax-Exempt Funds, hereafter referred to as the "Funds") at November 30, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

Pricewaterhouse Coopers LLP
Philadelphia, Pennsylvania


January 6, 2004




--------------------------------------------------------------------------------
SPECIAL 2003 TAX INFORMATION

(UNAUDITED) FOR VANGUARD NEW JERSEY TAX-EXEMPT FUNDS

This information for the fiscal year ended November 30, 2003, is included pursuant to provisions of the Internal Revenue Code.

The New Jersey Long-Term Tax-Exempt Fund distributed $7,582,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

Each fund designates 100% of its income dividends as exempt-interest dividends.
--------------------------------------------------------------------------------

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

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control of your own  investments.  VANGUARD.COM  was built for you--and it keeps
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     education-- by using our planning tools.
*    Learn how to achieve your  goals--by  reading our  PlainTalk(R)  investment
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*    Find your next fund--by using the Compare Funds,  Compare Costs, and Narrow
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                                       36

CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual  retirement account? You really
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"Max out" every year you can.

MAKE IT AUTOMATIC
Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST
The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS
Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit VANGUARD.COM. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS

500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Dividend Growth Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Explorer(TM) Fund
International Growth Fund
International Value Fund
Mid-Cap Growth Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS

Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(R) Fund
Target Retirement Funds:
  Retirement Income
  Retirement 2005
  Retirement 2015
  Retirement 2025
  Retirement 2035
  Retirement 2045
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS

GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida, Massachusetts, New Jersey, New York, Ohio, Pennsylvania) Total Bond Market Index Fund

MONEY MARKET FUNDS

Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds
  (California, New Jersey, New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY

Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

For information about Vanguard funds and annuities, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THIS PAGE INTENTIONALLY LEFT BLANK.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

------------------------------------------------------------------------------------------------------------
                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (112)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (112)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (112)                Chairman (JanuarySeptember 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (112)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL TRUSTEE              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (110)                Director of Vanguard Investment Series plc (Irish invest-ment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (112)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (112)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceuti-cal distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. Gregory Barton     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (112)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
Thomas J. Higgins     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (112)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

[VANGUARD SHIP LOGO]
THE VANGUARD GROUP(R)
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, Admiral, Explorer, Morgan, LifeStrategy, PlainTalk, STAR, Wellesley, Wellington, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

Standard & Poor's 500 and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER

The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM. Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2004 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

Q140 012004

ITEM 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

ITEM 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant's Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.


ITEM 4: Not applicable.

ITEM 5: Not applicable.

ITEM 6: Reserved.

ITEM 7: Not applicable.

ITEM 8: Reserved.

ITEM 9: CONTROLS AND PROCEDURES.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10: EXHIBITS.  The following exhibits are attached hereto:
         (a) code of ethics
         (b) certifications

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      VANGUARD NEW JERSEY TAX-FREE FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: January 22, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      VANGUARD NEW JERSEY TAX-FREE FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: January 22, 2004

      VANGUARD NEW JERSEY TAX-FREE FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
            THOMAS J. HIGGINS*
               TREASURER

Date: January 22, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.